                                                                   Exhibit 10.24


             PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A
                       REQUEST FOR CONFIDENTIAL TREATMENT



                               AGREEMENT OF LEASE
                                     BETWEEN
                            MALL OF GEORGIA, L.L.C.,
                      A DELAWARE LIMITED LIABILITY COMPANY
                                       AND
                           SILICON ENTERTAINMENT, INC.
        D/B/A "NASCAR SILICON MOTOR SPEEDWAY" OR "SILICON MOTOR SPEEDWAY"

                                TABLE OF CONTENTS

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ARTICLE 1  Definitions.......................................................................................   1-1

ARTICLE 2  Construction .....................................................................................   2-1

         Section 2.1      Tenant's Work......................................................................   2-1
         Section 2.2      Performance of Tenant's Work.......................................................   2-1
         Section 2.3      Remedies for Tenant's Failure or Delay to Submit Plans
                               or Perform Work...............................................................   2-2
         Section 2.4      Ownership of Improvements..........................................................   2-2
         Section 2.5      Failure to Open or to do Business..................................................   2-2
         Section 2.6      Remodeling of Premises.............................................................   2-2

ARTICLE 3  Rent .............................................................................................   3-1
         Section 3.1      Payment............................................................................   3-1
         Section 3.2      Fixed Rent.........................................................................   3-1
         Section 3.3      Percentage Rent....................................................................   3-1
         Section 3.4      Tax Rent...........................................................................   3-3
         Section 3.5      Common Area Rent...................................................................   3-5
         Section 3.6      Additional Rent....................................................................   3-8
         Section 3.7      Rent for a Partial Month...........................................................   3-8
         Section 3.8      Late Charges and Interest..........................................................   3-8
         Section 3.9      Taxes..............................................................................   3-8

ARTICLE 4  Common Areas .....................................................................................   4-1
         Section 4.1      Common Areas.......................................................................   4-1

ARTICLE 5  Landlord's Additional Covenants...................................................................   5-1
         Section 5.1      Repairs by Landlord................................................................   5-1
         Section 5.2      Quiet Enjoyment....................................................................   5-1

ARTICLE 6  Tenant's Additional Covenants.....................................................................   6-1
         Section 6.1      Affirmative Covenants..............................................................   6-1
         Section 6.2      Negative Covenants.................................................................   6-8

ARTICLE 7  Destruction:  Condemnation........................................................................   7-1
         Section 7.1      Fire or Other Casualty.............................................................   7-1
         Section 7.2      Eminent Domain.....................................................................   7-2

ARTICLE 8  Defaults and Remedies.............................................................................   8-1
         Section 8.1      Bankruptcy, Insolvency.............................................................   8-1
         Section 8.2      Default............................................................................   8-1
         Section 8.3      Remedies of Landlord...............................................................   8-2
         Section 8.4      Waiver of Trial by Jury: Tenant Not to Counter-Claim...............................   8-3
         Section 8.5      Holdover by Tenant.................................................................   8-3
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         Section 8.6      Landlord's Right to Cure Defaults..................................................   8-4
         Section 8.7      Effect of Waivers of Default.......................................................   8-4
         Section 8.8      Security Deposit...................................................................   8-4

ARTICLE 9  Additional Provisions.............................................................................   9-1
         Section 9.1      Notices from One Party to the Other................................................   9-1
         Section 9.2      Brokerage..........................................................................   9-1
         Section 9.3      Estoppel Certificates..............................................................   9-1
         Section 9.4      Applicable Law and Construction....................................................   9-1
         Section 9.5      Relationship of the Parties........................................................   9-1
         Section 9.6      Limitations on Liability...........................................................   9-2
         Section 9.7      Landlord's Entry Rights............................................................   9-2
         Section 9.8      Subordination......................................................................   9-3
         Section 9.9      Construction on Adjacent Premises or Buildings.....................................   9-4
         Section 9.10     Mall Expansion.....................................................................   9-4
         Section 9.11     Short Form Lease...................................................................   9-6
         Section 9.12     Binding Effect of Lease............................................................   9-6
         Section 9.13     Effect of Unavoidable Delays.......................................................   9-7
         Section 9.14     No Oral Changes....................................................................   9-7
         Section 9.15     Executed Counterparts of Lease.....................................................   9-7
         Section 9.16     Landlord's Liability...............................................................   9-7
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      AGREEMENT OF LEASE made as of Sept. 23rd, 1999 between MALL OF GEORGIA,
L.L.C., a Delaware limited liability company, having its principal place of business at 115 West Washington, Indianapolis, Indiana 46204 (the Landlord) and
SILICON ENTERTAINMENT, INC., d/b/a "NASCAR Silicon Motor Speedway" or "Silicon
Motor Speedway", a California corporation, having its principal place of business at 210 Hacienda Avenue, Campbell, California 95008, (the Tenant).

                                     RECITAL

      Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord, the Premises, for the Term, commencing on the Commencement Date, subject to the terms, covenants, conditions and provisions of this Lease. If the Commencement Date is not the first (1st) day of a month, Rent for the month in which the Commencement Date occurs shall be prorated to the end of the month, the first (1st) full monthly installment of Rent shall be due on the first (1st) day of the next month and after the expiration of the number of years in the Term, the Term shall expire on the last day of the same month in which the Commencement Date of the Term occurred, it being the intention of the parties that the Term expire on the last day of a month. If there shall be any change in the Floor Space of the Premises, Landlord and Tenant shall execute and deliver a written statement reflecting such change or changes, in no event, however, shall the Size of the Premises or the amount of Lease line frontage on the enclosed mall be materially reduced without consent of Tenant. Said statement upon execution and delivery shall be deemed to be a part of this Lease.

                                    ARTICLE 1

                                   DEFINITIONS

Whenever used in this Lease, the following terms shall have the meanings indicated below.

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Premises                     Store No. 2068, Second Level, as shown on Exhibit
                             B.

Term                         [***] Years

Commencement Date            The earlier of (i) the date Tenant opens for
                             business at the Premises, and (ii) the later of (a) the Grand Opening of the Shopping Center, or (b) the expiration of Tenant's Work Period.

Size of Premises             5,895 square feet

Fixed Rent                   [***] per year for each of the first (1st) through
                             [***] years, and
                             [***] per year for each of the [***] through [***] years.

Environmental Charge         The initial amount of [***] per year, subject to
                             adjustment as provided in Exhibit C.

Percentage Rent Rate         [***] Percent

Promotion Fund Charge        [***] per year initially or such other greater
                             amount as shall be determined pursuant to Section
                             6.1 L.

Security Deposit             None

Tenant's Work Period         The period of [***] days after the date possession
                             of the Premises is made available to Tenant in the condition required hereby.

Tenant's Trade Name          "NASCAR Silicon Motor Speedway" or "Silicon Motor
                             Speedway"

Guarantor                    None

Broker                       Russell Friend
                             Blatteis Realty Company
                             233 South Beverly Drive
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                             Beverly Hills, CA 90212

Construction Barrier Fee     Tenant shall only be required to erect a
                             construction barrier in the event Tenant is not open for the Grand Opening. In the event that a construction barrier is required, Tenant shall be permitted to construct its own barrier, at its sole cost and expense and such barrier must conform to the requirements of the Shopping Center
                             Criteria and all Governmental Authorities.

Construction Deposit         None

Plan Review Fees             None

Number of Department Stores  Four (4)

Percentage of Advertising    None
Required

Permitted Use                Tenant shall use the Premises for the use set
                             forth below and for no other purpose: The premises
                             shall be occupied and used by Tenant for the
                             purpose of conducting therein the business of an
                             auto racing entertainment center and other related
                             retail uses.  The entertainment facility may
                             include a combination of driving simulators, but
                             shall not include coin operated machines as
                             typically found in conventional video arcade game
                             room type operations.  Incidental thereto, Tenant
                             shall be permitted to use the Premises for the
                             display and retail sale of auto racing and other
                             auto racing themed or related entertainment
                             merchandise.  Tenant shall be permitted to sell
                             some concessions from the Premises as mutually
                             agreed to from time to time by Landlord and
                             Tenant.  Tenant shall not use or permit or suffer
                             to use of the Premises for any other business or
                             purpose.  Tenant shall have the right, in an area
                             not to exceed [***] percent of the Floor Space of
                             the Premises to sell snack food items including,
                             but not limited to popcorn and hot and cold
                             non-alcoholic beverages.  Landlord hereby
                             represents and warrants to Tenant that Tenant's
                             use of the Premises as contemplated in this
                             paragraph does not violate any exclusivity clause
                             or other agreement between Landlord and any other
                             party, including any other tenant of the Shopping
                             Center and Landlord shall indemnify, defend,
                             protect and hold harmless Tenant from any loss,
                             liability, cost,
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                             expense, judgment, action or claim of any such
                             party arising from the inaccuracy of such representation and warranty. Tenant shall have the right to temporarily prohibit or restrict access to the Premises by members of the public from time to time for conducting group sales or promotional activities. In connection with such group sales activities, Tenant may contract with private caterers to provide food and beverage service
                             (including alcoholic beverage service) for the group sales customers. Provided they are not within [***] feet of the lease line, Tenant shall have the right to install up to [***] soft drink vending machines at the Premises.

Additional Rent              The Percentage Rent, Storage Rent, if any, Common
                             Area Rent, Tax Rent and Taxes, Environmental
                             Charge, Promotion Fund Charge and all other amounts, except Fixed Rent, payable by Tenant under this Lease.

Affiliate                    Any Person which controls or is controlled by the
                             Person in question or is controlled by the same
                             Persons which shall then control the Person in question and any Person which is a member with the Person in question in a relationship of joint venture, partnership or other form of business association; the term "control" means, with respect to a corporation, the ownership of stock possessing, or the right to exercise, at least fifty (50%) percent of the total combined voting power of all classes of the controlled corporation, issued, outstanding and entitled to vote for the election of directors, whether such ownership be direct ownership or indirect ownership through another Person.

Common Areas                 As defined in Section 4.1.

Common Area Operating Costs  As defined in Subsections 3.5 A (2) and 3.5 B (2).

Common Area Rent             As defined in Subsections 3.5 A (1) and 3.5 B (1).

Department Store             A retail store occupying not less than an
                             aggregate of 50,000 square feet of Floor Space on
                             one or more levels, for the sale in combination or
                             solely, of a variety of goods and services such as
                             wearing apparel, accessories, general merchandise,
                             home furnishings, fittings, appliances,
                             housewares, furniture, floor coverings and the
                             like.  Except for the purposes described in
                             Section 3.2 and Subsection 6.1B, the term
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                             "Department Store" shall be deemed to include any
                             movie theatre complex or non-retail operation occupying the third (3rd) level of the Enclosed
                             Shopping Center and any other building, improvement or structure, not devoted primarily to retail use, such as an office building or hotel/motel, unless same is deemed by Landlord not to be part of the Shopping Center.

Enclosed Shopping Center     That portion of the Shopping Center containing an
                             enclosed mall and stores which front on said enclosed mall, as shown in orange on Exhibit A hereto.

Floor Space                  The space available for occupancy by each tenant
                             within the exterior faces of the walls between the tenant's premises and any Common Area or, if the tenant's premises are enclosed by one or more walls abutting leaseable space, the space within such exterior faces and the center of such walls;
                             if the tenant's premises are not surrounded by walls, then the space within and up to the lease line of the premises shall be included in the computation. For the purposes of the definition, store fronts shall not be deemed to be walls. No deduction or exclusion shall be made from Floor
                             Space otherwise computed by reason of stairs, elevators, escalators, interior partitions or other interior construction or equipment.

Governmental Authority       The United States, the state, county, city, town,
                             village and any water, sewer or school or other district covering the area in which the Shopping
                             Center is located, and any political subdivision thereof or any local public or quasi-public authority, agency, department, commission, board, bureau or instrumentality of any of them including, with respect to matters pertaining to insurance, boards of fire underwriters, rating bureaus and the like, to the extent they have power to impose conditions on the issuance of policies or the coverage thereof.

Governmental Requirement     Any law, ordinance, code, order, rule or regulation
                             of any Governmental Authority.

Gross Leaseable Area         The aggregate of all Floor Space in the Shopping
                             Center excluding Storage Space, if any, and
                             excluding for the purposes of the computation of
                             Tax Rent pursuant to Section 3.4., Floor Space
                             which is part of either a parcel or improvement
                             which is separately assessed for the purpose of
                             assessment of Taxes, to the extent the Taxes
                             thereon are paid by the tenant or occupant thereof.
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Gross Sales                  As defined in Subsection 3.3B.

Landlord The party named as Landlord herein until a sale, transfer or lease, and thereafter the Person or Persons, collectively, who shall, for the time being, be liable for the obligations of Landlord under the provisions of Subsection 9.16A of this Lease.

Lease Year                   For the purposes of Percentage Rent only, the
                             period of twelve (12) consecutive months from January 1 to December 31 of each year during the Term. If the date Tenant opens for business or the expiration of the Term does not coincide with the beginning or end of a Lease Year, the periods preceding or following the commencement or end of each full Lease Year, as the case may be, shall be deemed independent, partial Lease Years.

Necessary Approvals          Any permit, license, certificate or approval or
                             other evidence of compliance with any Governmental
                             Requirement necessary to the lawful occupancy of the Premises for the Permitted Use and the issuance of the insurance required to be carried by Tenant.

Percentage Rent              As defined in Subsections 3.3A and 3.3B.

Person A natural person, firm, partnership, association, business trust or corporation, as the case may be.

Rent                         The Fixed Rent and the Additional Rent.

Retail Restriction Limit     As defined in Subsection 6.2A.

Shopping Center              Mall of Georgia at Mill Creek, as outlined in
                             green on Exhibit A hereto, located in Gwinnett
                             County, Georgia, plus (i) any other parcels of
                             land at any time designated by Landlord to be
                             added thereto (but only so long as any such
                             designation remains unrevoked) which are used for
                             Shopping Center or related purposes, including,
                             but not limited to, recharge or catch basins,
                             drainage and detention ponds, sumps, access and
                             circulatory roadways to and from public streets,
                             parking, the furnishing to the Shopping Center of
                             any utility, amenity or other service, shuttle
                             transit to and from the Shopping Center,
                             recreation areas for customers of the Shopping
                             Center, or for any other improvement appropriate
                             or related to the operation or functioning of the
                             Shopping Center; together with (ii) all
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                             present and future buildings on and improvements
                             to any such parcels.

Specialty Store              A retail store occupying not less than an aggregate
                             of 25,000 square feet of Floor Space on one or more levels.

Storage Space                Space not contained within any tenant's premises
                             which is used solely for the storage of merchandise and other items.

Tax Rent and Taxes           As defined in Section 3.4.

Tenant's Work                As set forth in Sections 2.1 and 2.2.

Village Area                 That portion of the Shopping Center containing
                             stores which do not front on the enclosed mall, as shown in yellow on Exhibit A hereto.

Exhibit A                    Shopping Center.

Exhibit B                    Premises.

Exhibit C                    Utilities.

Exhibit D (optional)         Food Court Area.
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                                    ARTICLE 2

                                  CONSTRUCTION

      Section 2.1. Tenant's Work. Not later than the twentieth (20th) day after the execution and delivery of this Lease by Landlord, Tenant shall furnish to Landlord for Landlord's approval, in accordance with the Shopping Center Information Manual and Design Criteria, plans and specifications which shall provide for the complete remodeling (or finishing in the event the Premises have not been previously occupied) of the Premises. Within [***] days following the Commencement Date, Tenant shall pay to Landlord, a Plan Review Fee calculated in accordance with the fee schedule set forth in Article 1. Tenant agrees, at its sole cost and expense, to construct and make such improvements in the Premises in accordance with the approved plans and specifications. Tenant has inspected the Premises, is familiar with their condition and accepts same "as is" and in their present condition and Landlord shall not be obligated to do any further construction or to make any additional improvements in the Premises, except as may otherwise be expressly provided herein. Tenant understands that Landlord's approval of its plans and specifications is primarily for conceptual purposes and such approval shall not constitute a representation or warranty of any kind with respect thereto, including, without limitation, the cost of Tenant's Work, compliance with Governmental Requirements or suitability of design. Tenant acknowledges receipt of the Shopping Center Tenant Information Manual and Design Criteria, the provisions of which are incorporated herein by reference.

        Section 2.2 Performance of Tenant's Work. As soon as practicable after Landlord shall have approved Tenant's plans and specifications and possession of the Premises shall be made available to Tenant and Tenant shall have obtained all Necessary Approvals with respect to commencement of Tenant's Work, Tenant shall enter the Premises and shall proceed with due diligence and dispatch to make improvements and install fixtures and other equipment and a full stock of inventory therein, in accordance with the approved plans and specifications and all Governmental Requirements. Such work and installation shall not interfere with any work to be done by Landlord in other portions of the Shopping Center, shall be done with labor which is not incompatible with other labor employed at the Shopping Center without creating any conflict or work stoppage with, under or as a result of any labor agreement to which Landlord or its contractors may be a party, and in compliance with such rules and regulations as Landlord may reasonably make. Except for Landlord's negligence and willful acts (subject, however, to the waiver of subrogation elsewhere set forth in this Lease), Landlord shall have no responsibility or liability whatsoever for any loss of or damage to any fixtures or other equipment or inventory installed or left in the Premises, and Tenant's entry on and occupancy of the Premises shall be governed by and subject to all the provisions, covenants and conditions of this Lease other than those requiring payment of Rent. Prior to commencing any construction work in the Premises, Tenant shall (i) obtain a building permit and furnish a copy of same to Landlord and (ii) deposit with Landlord (or cause its general contractor to deposit) the Construction Deposit set forth in Article 1, said deposit (less any amount retained by Landlord as reimbursement for sums expended in performing Tenant's construction obligations) shall be returned upon completion of

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Tenant's Work including punchlist items and clean-up. Tenant shall also obtain and furnish to Landlord, to be delivered not later than the end of Tenant's Work Period, lien waivers from all contractors, subcontractors and materialmen, and all licenses, certificates and approvals with respect to work done and installations made by Tenant that may be required from the Governmental Authorities with respect to Tenant's Work, use and occupancy. During Tenant's Work Period and throughout the Term of this Lease, Tenant shall not do or suffer anything to be done whereby the Premises or the Shopping Center may be encumbered by a mechanic's lien, and Tenant shall, whenever any mechanic's lien is filed against the Premises or the Shopping Center purporting to be for labor, materials or services furnished or to be furnished to Tenant, discharge or remove the same of record within thirty (30) days after the date of filing. Notice is hereby given that Landlord shall not be liable for any labor, materials or services furnished or to be furnished to Tenant. Tenant shall complete Tenant's Work and open for business to the public not later than the expiration of Tenant's Work Period. Landlord and Tenant agree that the timely performance of Tenant's obligations under this Article 2 is a material inducement to the execution and delivery of this Lease by Landlord.

      Section 2.3. Remedies for Tenant's Failure or Delay to Submit Plans or Perform Work. If Tenant fails or omits to make timely submission to Landlord of any plans or specifications or delays in performing or completing Tenant's Work, such failure or delay shall constitute a default hereunder and shall be governed by Article 8 hereof.

      Section 2.4. Ownership of Improvements. All installations, alterations, additions or improvements upon the Premises, made by either party, including all heating, ventilating and air conditioning equipment, electrical and plumbing equipment and fixtures, carpeting or other floor covering and wall coverings, pipes, ducts, conduits, wiring, paneling, partitions, railings, mezzanine floors, galleries and the like, shall, unless Landlord otherwise elects by giving Tenant notice not less than thirty (30) days prior to the expiration or other termination of this Lease, become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or sooner termination of the Term. None of the foregoing shall be deemed to include Tenant's trade fixtures, furniture and other personal property. Tenant shall not be required to remove at the end of the Term any installations made with Landlord's consent unless Landlord shall so specify at the time its consent is given.

        Section 2.5 Failure to Open or to do Business. The parties covenant and agree that because of the difficulty or impossibility of determining Landlord's damages, should Tenant (i) subject to Unavoidable Delays, fail to open for business within the number of days allowed for Tenant's Work Period, or (ii) at any time during the Term, vacate, abandon or desert the Premises, or (iii) subject to Unavoidable Delays, at any time during the Term, cease operating its business therein, then, in any such event if Landlord does not terminate this Lease, Tenant shall pay to Landlord, in addition to Fixed and Additional Rent, [***] the Premises and Tenant's business therein are not continuously and uninterruptedly operated by Tenant.

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      Section 2.6. Remodeling of Premises. Between the [***] and [***] months of the Term, Tenant shall furnish to Landlord for Landlord's approval, plans and specifications which shall provide for the remodeling of the Premises in order to [***]. Within [***] days following receipt of Landlord's approval of said plans and specifications, Tenant shall commence remodeling the Premises in accordance with the approved plans and specifications and shall complete such remodel within [***] days thereafter. In no event shall Tenant, in connection with its remodeling of the Premises, close for business at the Premises for more than [***] days, in the aggregate, and in no event shall Tenant be entitled to receive an abatement of or credit against the Rent due hereunder as a result of any such closure.

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                                    ARTICLE 3

                                      RENT

      Section 3.1. Payment. Tenant covenants and agrees, at all times during the Term, to perform promptly all of the obligations of Tenant set forth in this Lease and to pay when due all Rent, charges, costs and other sums (all of which shall be deemed to be Additional Rent) which by the terms of this Lease are to be paid by Tenant. All Rent shall be paid in lawful money of the United States which shall be legal tender for payment of all debts and dues, public and private, at the time of payment, at the address of Landlord set forth in this Lease or at such other place as Landlord in writing may designate, without (except as may be otherwise herein expressly provided) any set-off or deduction whatsoever and without any prior demand or notice therefor.

      Section 3.2. Fixed Rent. Tenant shall pay the annual Fixed Rent in equal monthly installments in advance on the first (1st) day of each calendar month included in the Term. If the Shopping Center shall, at any time during the Term of this Lease, contain in excess of the number of Department Stores set forth in
Article 1, the Fixed Rent herein provided for shall automatically be increased by [***] percent upon the date each additional Department Store is opened for business.

      Section 3.3. Percentage Rent.

      A. Tenant shall also pay, as "Percentage Rent" for each Lease Year included in the Term, payable as hereinafter provided, the amount, if any, by which Tenant's Gross Sales transacted during such Lease Year, [***], shall exceed the [***] payable for the same period; provided, however, that there shall be excluded from such computation any [***].

        B. The term "Gross Sales" as used herein is defined to mean the total amount in dollars of the actual prices charged, whether for cash or on credit or trade-in or partly for cash, credit or trade-in, for all sales or leases of merchandise, food, beverages and services (including finance or service charges thereon), redeemed gift or merchandise certificates, irrespective of where sold, and all other receipts of business conducted at, in, on, about or from the Premises, including, but not limited to, all mail or telephone orders received or filled at, in, on, about or from the Premises, and including all deposits not refunded, all orders taken at, in, on, about or from the Premises, whether or not said orders are filled elsewhere, total receipts of sales through any vending machine or other coin or token operated device, other than not more than [***] vending machines used exclusively by Tenant's employees, and total sales by any sublessee, concessionaire or licensee or any other occupant otherwise at, in, on, about or from the Premises, and sales and receipts occurring or arising as a result of solicitation off the Premises conducted by personnel operating from, or reporting to, or under the supervision of any employee of Tenant located at the Premises. Provided that Tenant keeps proper evidence thereof, Gross Sales shall not, however, include (i) any sums collected and paid out for any retail sales tax or retail excise

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
tax imposed by any Governmental Authority and paid directly by Tenant to that Governmental Authority and separately stated, (ii) any exchange of goods or merchandise between the stores or warehouses of Tenant where such exchange of goods or merchandise is made solely for the convenient operation of the business of Tenant and not for the purpose of consummating a sale which had theretofore been made at, in, on, about or from the Premises, nor for the purpose of depriving Landlord of the benefits of a sale which otherwise would be made at, in, on, about or from the Premises, (iii) the amount of returns to shippers or manufacturers, (iv) the amount of any cash or credit refund, limited to the sales prices, made upon any sale where the merchandise sold, or some part thereof, is thereafter returned by the purchaser and accepted by Tenant, (v) sales of fixtures (after use thereof) which are not a part of Tenant's stock-in-trade, (vi) the amount of any discount on sales to employees of the Premises, (vii) to the extent that the amount thereof was previously included in Gross Sales, bad debts, not exceeding [***] percent of Gross Sales per Lease Year, (viii) to the extent such charges do not materially exceed Tenant's costs, separately stated charges for alterations, repairs, giftwrapping and delivery services rendered to Tenant's customers, and (ix) sales of gift certificates. Each layaway sale shall be treated as a sale (to the extent of the amount received) when Tenant shall receive any payment from its customer. Each sale upon installment or credit shall be treated as a sale for the full amount when Tenant shall receive any payment from its customer, and subject to the limitation set forth above, no deduction shall be allowed for uncollectible credit accounts. Each lease of merchandise shall be treated as a sale in the month in which made for a price equal to the total rent payable during the term of the lease. Notwithstanding anything contained in this Subsection with respect to inclusion in Gross Sales of all receipts of sales made through any vending machine or other coin or token operated device, the operation of any such device shall be subject to the prior written consent of Landlord, as provided in Subsection 6.2E hereof.

      C. Tenant shall utilize, and cause to be utilized, cash registers equipped with sealed continuous totals or such other devices for recording sales as Landlord shall reasonably approve to record all sales, and Tenant shall keep at its principal office in the continental United States for at least [***] months after expiration of each Lease Year full, true and accurate books of account and records conforming to generally accepted accounting principles showing all of the Gross Sales transacted at, in, on, about or from the Premises for such Lease Year, including all sales or similar tax reports and returns, dated cash register tapes, sales checks, sales books, bank deposit records, computer tapes, disc, chips, print-outs or other storage media and any other records normally maintained by Tenant and other supporting data. Landlord shall have the right, from time to time, to inspect Tenant's recordkeeping system and, in connection therewith, to make test audits of Gross Sales. Within [***] days after the end of each calendar month, or portion thereof, Tenant shall furnish to Landlord a statement signed and verified by Tenant (or by an authorized officer if Tenant be a corporation) of the Gross Sales transacted during such month or portion thereof; and within [***] days after the end of each Lease Year and within [***] days after the end of the Term, Tenant shall furnish to Landlord a statement, hereinafter called the annual statement, certified to Landlord by an executive officer of Tenant, of Gross Sales transacted during the preceding Lease Year included in the Term. The certification by said officer shall expressly state that the Gross Sales shown on said statement conform with and are

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
computed in compliance with the definition thereof contained in Subsection 3.3B hereof. In the event Gross Sales for each of [***] Lease Years are misstated by more than [***] percent, thereafter the annual statement of Gross Sales must be certified by an independent certified public accountant. Landlord shall have the right, from time to time, by its accountants or representatives, to audit Tenant's Gross Sales and, in connection with such audits, to examine all of Tenant's records (including sales or similar tax returns, an actual inventory of Tenant's stock-in-trade and all supporting data and any other records from which Gross Sales may be tested or determined) of Gross Sales disclosed in any statement given to Landlord by Tenant and Tenant shall make all such records readily available at Tenant's main office, for such examination. If any such audit discloses that the Gross Sales transacted by Tenant exceed those reported, Tenant shall forthwith pay to Landlord such additional Percentage Rent as may be so shown to be payable and, if the actual Gross Sales exceed the Gross Sales reported by Tenant by more than [***] percent, or if Tenant's records or systems do not comply with the requirements of this Subsection, Tenant shall also then pay the reasonable cost of such audit and examination, including travel, food and lodging and related expenses of Landlord's auditors. In the event Tenant has understated Gross Sales by [***] percent or more, Landlord may, in addition to any other remedies, terminate this Lease but Tenant shall remain liable hereunder as set forth in Article 8; provided, however, that Landlord shall not exercise its right to terminate this Lease if Tenant shall demonstrate to Landlord's reasonable satisfaction that such understatement was made inadvertently. Any information obtained by Landlord pursuant to the provisions of this Subsection shall be treated as confidential, except in any litigation or arbitration proceedings between the parties and, except further, that Landlord may disclose such information to prospective buyers, to prospective or existing lenders, in any registration statement filed with the Securities and Exchange Commission or other similar body or in compliance with subpoenas and judicial orders. In no event shall this Subsection be deemed to limit Landlord's rights of pre-trial discovery and disclosure in any action or proceeding.

      D. If Tenant fails to submit a monthly statement of Gross Sales within [***] days following Landlord's request therefor, then until such statement is received by Landlord, Gross Sales for such month shall be deemed equal to Tenant's highest previously reported monthly Gross Sales (or, if Tenant has never previously reported, to the Gross Sales reasonably estimated by Landlord), and if such failure shall occur [***] in any Lease Year, Landlord may, at Tenant's expense, conduct an audit of Tenant's Gross Sales as set forth in Subsection 3.3C above.

      E. Percentage Rent shall be payable by Tenant not later than the [***] day of each calendar month for and in respect to the preceding calendar month. Such payment shall be a sum equal to the amount by which Tenant's Gross Sales for the then current Lease Year, through the last day of the preceding month, multiplied by the Percentage Rent Rate, shall exceed the Fixed Rent payable for said period, less payments previously made with respect to such Lease Year. Upon receipt by Landlord of the certified annual statement of Gross Sales to be furnished as hereinabove provided, there shall be an adjustment between Landlord and Tenant with payment to or credit by Landlord, as the case may be, to the end that Landlord shall receive the entire amount of Percentage Rent payable under this Lease for the preceding Lease Year and no more.

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

      Section 3.4. Tax Rent.

      A. Tenant shall pay to Landlord, as Additional Rent, Tax Rent in an amount equal to the product obtained by multiplying Taxes by a fraction, the numerator of which shall be the Floor Space of the Premises excluding Storage Space, if any, and the denominator of which shall be the portion of the aggregate leased and occupied Floor Space in the Shopping Center which is included in the assessment which constitutes the basis for the Taxes, but excluding Storage Space, if any, buildings or areas occupied by Department Stores and Specialty Stores, stores not fronting on the enclosed mall, and temporary kiosks; provided, however, that Tenant's Tax Rent for any year shall not exceed the amount which would otherwise be payable by Tenant hereunder if the denominator of said fraction were [***] percent of the Gross Leaseable Area of that portion of the Shopping Center included in the assessment, exclusive of Department Stores, Specialty Stores, stores not fronting on the enclosed mall, and temporary kiosks. Tax Rent shall be payable at least [***] days prior to the due date of any Taxes or installment thereof; however, Landlord may, if it so elects, collect Tax Rent from Tenant on a monthly basis, in which event Tenant shall pay, with each monthly installment of Fixed Rent, one-twelfth (1/12) of the annual amount estimated by Landlord to be due hereunder. In the event Taxes for the then current tax year are not known, monthly installments shall be based on the preceding tax year with immediate adjustment as soon as current taxes become known. If at the time any Taxes or installments are required to be paid, the amount of Tenant's previously made monthly payments is insufficient to pay Tenant's share, Tenant shall pay such deficiency within [***] days after demand therefor. In the event of any excess, it shall be credited and applied to future Tax Rent payments, except that any excess in the last year of the Term shall be refunded at the end of the Term.

      B. Should the taxing authority include in Taxes as a separately stated item the value of any improvements made by or for the benefit of Tenant, or include machinery, equipment, fixtures, inventory or other personal property or assets used by Tenant in the Premises, then Tenant shall pay the entire tax attributable to such items.

      C. Nothing herein contained shall be construed to include as a tax which shall be the basis of Tax Rent, any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Landlord, provided, however, that if, at any time during the Term, the method of taxation prevailing at the Commencement Date of this Lease shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed on real estate as such, there shall be levied, assessed or imposed (i) a tax on the rents received from real estate, or (ii) a tax or license fee imposed on Landlord which is otherwise measured by or based, in whole or in part, upon the Shopping Center or any portion thereof, then the same shall be included in the computation of Tax Rent hereunder, computed as if the amount of such tax or fee so payable were that due if the Shopping Center were the only property of Landlord subject thereto.

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
      D. For the purpose of this Section 3.4, the term "Taxes" shall include all real estate taxes, assessments, license fees or charges, excise on rent, water and sewer rents, any sums including interest or any payments in lieu or in substitution thereof on any bonds or debt (except industrial revenue bonds or similar indebtedness incurred for construction of non-public facilities) incurred by any Governmental Authority and payable by Landlord in connection with the Shopping Center and other governmental impositions, payments and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseeable and unforeseeable, and each and every installment thereof which shall or may during the Term of this Lease be levied, assessed, imposed, become due and payable, or liens upon or arising in connection with the use, occupancy or possession of or grow due or payable out of, or for, the Shopping Center, or any part thereof or any land, building or other improvements therein, including any and all fees or expenses incurred in connection with the institution, prosecution, conduct and maintenance of any negotiations, settlements, actions or proceedings with respect to the amount of any Taxes, less the contributions or payments, if any, paid to Landlord with respect to Taxes by Department Stores, Specialty Stores, stores not fronting on the enclosed mall, and temporary kiosks, such deduction to be credited to the year in which actually received. Taxes shall not include any of the foregoing relating to any parcel or improvement included in the Shopping Center which, except for insignificant portions thereof, comprises a separate tax lot or is separately assessed or valued for the purpose of real estate taxes to the extent the taxes thereon are paid by a single tenant or occupant thereof, and further excluding any charge such as a water meter charge, sewer rent, if any, based thereon, which is measured by the consumption by the actual user of the item or service for which the charge is made. Whether or not Landlord shall take the benefit of the provisions of any statute or ordinance permitting an assessment for public betterment or improvements to be paid over a period of time, Landlord shall, nevertheless, be deemed to have taken such benefit so that the term Taxes shall include only the current annual installment of any such assessment and the interest on unpaid installments. A tax bill or copy thereof submitted by Landlord to Tenant shall be conclusive evidence of the amount of taxes or installments thereof.

      E. In the event Landlord shall obtain a tax refund as a result of tax reduction proceedings or other proceedings of similar nature, then Tenant shall, provided Tenant is not then in default beyond any opportunity to cure elsewhere set forth in this Lease, and after the final conclusion of all appeals or other remedies, be entitled to its pro rata share of the net refund obtained based upon Tax Rent paid by Tenant which is the subject of the refund. As used herein, the term "net refund" means the refund plus interest, if any, thereon, less appraisal, engineering, expert testimony, attorneys', printing and filing fees and all other costs and expenses of the proceeding, to the extent such fees, costs and expenses have not been previously included in Taxes under Subsection 3.4D, and less an administrative fee to Landlord in the amount of not more than [***] percent of the original refund. Tenant shall not have the right to institute or participate in any such proceedings, it being understood that the commencement, maintenance, settlement or conduct thereof shall be in the sole discretion of Landlord.

      Section 3.5. Common Area Rent.

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
      A. (1) Tenant shall pay to Landlord as Additional Rent, an amount equal to the product obtained by multiplying Interior Common Area Operating Costs for each fiscal year adopted by Landlord by a fraction, the numerator of which shall be the Floor Space of the Premises excluding Storage Space, if any, and the denominator of which shall be the aggregate of all leased and occupied Floor Space in the Enclosed Shopping Center, excluding the Floor Space of Storage Space, if any, and any buildings or areas occupied by Department Stores, Specialty Stores, stores not fronting on the enclosed mall, and temporary kiosks; provided, however, that the denominator of said fraction shall never be less than [***] percent of the Gross Leaseable Area of the Enclosed Shopping Center, exclusive of Department Stores, Specialty Stores, stores not fronting on the enclosed mall, and temporary kiosks. Tenant shall pay, with each monthly installment of Fixed Rent, one-twelfth (1/12) of the annual amount estimated by Landlord to be due hereunder, subject to adjustment.

         (2) As used in this Lease, the term Interior Common Area Operating Costs shall mean all costs and expenses incurred by Landlord in maintaining, managing, operating, repairing, replacing and protecting the Common Areas of the Enclosed Shopping Center, all in a manner consistent with the highest shopping center standards, including the cost of all work necessary to preserve and maintain the value, utility and appearance of said Common Areas. Interior Common Area Operating Costs shall specifically include, without limitation, all costs and expenses incurred in connection with the following: lighting, heating, ventilating, and air conditioning the Common Areas of the Enclosed Shopping Center; painting and decorating non-leaseable areas; gardening, including planting and replacing flowers and plants; compliance with environmental, health and safety regulations and standards promulgated by applicable Governmental Authorities; sanitary control, including extermination; removal of rubbish, garbage and other refuse; contracted security personnel, security systems and all other security measures; acquisition (including rental fees), maintenance, repair and replacement of fixtures, machinery, equipment, and supplies used in the operation and maintenance of the Common Areas of the Enclosed Shopping Center, and all personal property taxes and/or fees payable with respect to such items; maintenance, repair and replacement of Enclosed Shopping Center signs, ceilings, elevators, escalators and utility systems; maintenance, repair and replacement of all roofs over non-leaseable areas in the Enclosed Shopping Center; acquisition, maintenance, repair and replacement of cost saving devices commonly used in properties comparable to the Shopping Center; music program services and loud speaker systems; cleaning of non-leaseable areas; maintenance, repair and replacement of decorations in non-leasable areas; water for interior fountains and restrooms; acquisition, maintenance, repair and replacement of seasonal decorations; resolution of disputes or litigation with persons attempting to use the Common Areas of the Enclosed Shopping Center for commercial purposes; professional and technical fees and all other disbursements incurred in connection with the performance of any of the foregoing; other similar direct costs of the type incurred in the operation of comparable properties; and [***] percent of all of the foregoing costs to cover Landlord's administrative and overhead expenses. From the aggregate of the aforementioned costs and expenses, there shall be deducted the payments, if any, made with respect to Interior Common Area Costs by Department Stores, Specialty Stores, stores not fronting on the enclosed mall, and temporary kiosks, such deduction

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
to be credited to the year for which such payments are applicable irrespective of the fiscal year in which such payments are actually received.

      B. (1) Tenant shall pay to Landlord as Additional Rent, an amount equal to the product obtained by multiplying Exterior Common Area Operating Costs for each fiscal year adopted by Landlord by a fraction, the numerator of which shall be the Floor Space of the Premises excluding Storage Space, if any, and the denominator of which shall be the aggregate of all leased and occupied Floor Space in the Shopping Center, excluding Storage Space, if any, any buildings or areas occupied by Department Stores and Specialty Stores, stores not fronting on the enclosed mall, and temporary kiosks; provided, however, that Tenant's share of Exterior Common Area Operating Costs for any fiscal year shall not exceed the amount which would otherwise be payable by Tenant hereunder if the denominator of said fraction were [***] percent of the Gross Leaseable Area of the Shopping Center, exclusive of Department Stores and Specialty Stores, stores not fronting on the enclosed mall, and temporary kiosks. Tenant shall pay, with each monthly installment of Fixed Rent, one-twelfth (1/12) of the annual amount estimated by Landlord to be due hereunder, subject to adjustment.

         (2) As used in this Lease, the term Exterior Common Area Operating Costs shall mean all costs and expenses incurred by Landlord in maintaining, managing, operating, repairing, replacing and protecting the Exterior Common Areas of the Shopping Center, excluding the Common Areas of the Village Area, all in a manner consistent with the highest shopping center standards, including the cost of all work necessary to preserve and maintain the value, utility and appearance of the Exterior Common Areas. Exterior Common Area Operating Costs shall specifically include, without limitation, all costs and expenses incurred in connection with the following: lighting the Exterior Common Areas; providing snow and ice removal; maintenance, repair and replacement of all parking lot surfaces, including striping, repaving and sealcoating; gardening and landscaping, including planting and replacing flowers, shrubbery and trees; policing and regulating vehicle and pedestrian traffic, including the cost of any contracted security personnel; providing off-site employee parking facilities, including transportation to and from such facilities; maintenance, repair and replacement of sewer and storm drainage systems, waste disposal facilities, lift stations, retention ponds or basins and sump facilities; removal of rubbish and other refuse from the Exterior Common Areas; acquisition (including rental fees), maintenance, repair and replacement of machinery, equipment, vehicles and supplies used in the operation and maintenance of the exterior Common Areas, and all personal property taxes and/or fees payable with respect to such items; maintenance, repair and replacement of exterior Shopping Center signs, curbs and walkways; painting and decorating exterior structures and improvements; water for exterior fountains, if any; salaries and other costs (including training costs, employee benefits and workers' compensation insurance) of Shopping Center personnel, such as security and maintenance staff, the regional property manager (a reasonable allocation), the Shopping Center manager, assistant manager, property accountant, secretaries and office staff; resolution of disputes or litigation with Persons attempting to use the Exterior Common Areas for non-commercial purposes; professional and technical fees and all other disbursements incurred in connection with the performance of any of the foregoing; the cost of acquiring,

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
maintaining and administering such "all risk" insurance (including rental income, flood and earthquake), boiler and machinery insurance, comprehensive general and umbrella liability insurance and such other insurance for the Shopping Center as Landlord may, from time to time, deem necessary, or in lieu thereof or in combination therewith, the costs attributable to that portion of the coverage which Landlord shall elect to self-insure, including the cost of administering Landlord's self-insurance program; dues and assessments allocable to the Shopping Center pursuant to the Declaration of Covenants, Conditions and Restrictions for the Mill Creek development, including any property owners association; other similar direct costs of the type incurred in the operation of the exterior areas of comparable properties; and [***] percent of all of the foregoing costs to cover Landlord's administrative and overhead expenses. Costs and expenses incurred by Landlord solely in connection with or for the benefit of the Common Areas of the Village Area of the Shopping Center, shall not be included as Exterior Common Area Operating Costs. From the aggregate of the aforementioned costs and expenses, there shall be deducted the payments, if any, made with respect to Exterior Operating Costs by Department Stores, Specialty Stores, stores not fronting on the enclosed mall and temporary kiosks, such deduction to be credited to the year for which such payments are applicable irrespective of the fiscal year in which such payments are actually received.

      C. With respect to costs which Landlord may elect to depreciate (or amortize) in lieu of including such costs in Common Area Operating Costs for a single fiscal year, only that portion of the depreciation (or amortization) allocable to the year for which Common Area Operating Costs are being determined shall be included in then current Common Area Operating Costs, it being understood, however, that interest (at a rate equal to the prime rate being charged from time to time by Citibank, N.A. during the year for which Common Area Operating Costs are being determined) on the then undepreciated (or unamortized) portion of such costs shall be included in Common Area Costs. In no event shall Common Area Operating Costs include the costs and expenses incurred by Landlord in constructing new buildings in the Shopping Center or expanding or improving leasable area or the costs and expenses incurred by Landlord for repairs and replacements with respect to which Landlord receives insurance proceeds or condemnation awards.

      D. After the end of each fiscal year adopted by Landlord, Landlord shall furnish to Tenant a statement showing in reasonable detail the information relevant or necessary to the calculation and determination of Landlord's actual Interior and Exterior Common Area Operating Costs, as hereinabove defined, for the fiscal year in question. If the monthly charges paid by Tenant during such fiscal year, as hereinabove provided, shall be less than (i) Landlord's actual Interior Common Area Operating Costs for such fiscal year, as shown by such statement, multiplied by the fraction referred to in Subsection 3.5A, plus (ii) Landlord's actual Exterior Common Area Operating Costs for such fiscal year, as shown by such statement, multiplied by the fraction referred to in Subsection 3.5B, Tenant shall pay to Landlord the excess within [***] days after service of such statement. If, however, the said monthly charges shall exceed Landlord's actual costs multiplied by said fractions, Landlord shall, with the submission of said statement, credit or refund to Tenant the excess.

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
      Section 3.6. Additional Rent. Unless another time shall be herein expressly provided, Additional Rent shall be due and payable within [***] days following demand or together with the next-succeeding installment of Fixed Rent, whichever shall first occur, and Landlord shall have the same remedies for failure to pay the Additional Rent as for a non-payment of Fixed Rent. Tenant's failure to object to any final statement, invoice or billing rendered by Landlord within a period of [***] days after receipt thereof shall constitute Tenant's acquiescence with respect thereto and shall render such statement, invoice or billing an account stated between Landlord and Tenant.

      Section 3.7. Rent for a Partial Month. For any portion of a calendar month included at the beginning or end of the Term, Tenant shall pay one-thirtieth (1/30) of each monthly installment of Rent for each day of such portion, payable in advance at the beginning of such portion, except that Percentage Rent for such portion shall be computed and paid as provided in Section 3.3 hereof.

      Section 3.8. Late Charges and Interest. Tenant shall pay, as Additional Rent, a service charge in the amount of [***] for bookkeeping and administrative expenses, if any Rent due hereunder is not received within [***] days following its due date. In addition, as of the [***] day following service of notice by Landlord that a payment of Rent is overdue, interest shall accrue on the overdue amount, retroactive to the original due date, at the lesser of the highest rate permitted to be paid by Tenant in the state in which the Shopping Center is located or an annual rate of [***] percent more than the prime interest rate of Citibank N.A., located in New York, New York.

      Section 3.9. Taxes. Tenant shall pay, as Additional Rent, for any documentary stamps or other transfer fees or any other sales or use taxes or other taxes, impositions or levies of or required by any Governmental Authority, including interest or penalties thereon, arising out of or by reason of this Lease or the amount of Rent payable hereunder.

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
                                    ARTICLE 4

                                  COMMON AREAS

      Section 4.1. Common Areas. Landlord hereby grants to Tenant a non-exclusive license to use (i) the parking areas provided by Landlord in the Shopping Center for the accommodation and parking of vehicles of Tenant and its officers, agents and employees and customers while such customers are shopping in the Premises or in any other portion of the Shopping Center, (ii) the public conveniences of the Shopping Center, including any connecting passageways and lobbies used in conjunction with hotels and/or office buildings, and (iii) all other areas in the Shopping Center, including the enclosed mall, to be used in common by tenants of the Shopping Center, such parking areas, public conveniences and other common areas being hereafter collectively referred to as "Common Areas". Notwithstanding any of the provisions herein contained, Landlord retains and reserves the non-exclusive right to the use of the Common Areas.

      A. Exhibit A sets forth the general layout of the Shopping Center, but shall not be deemed to be a warranty, representation or agreement on the part of Landlord that the Shopping Center will be or will continue to be exactly as indicated on said diagram, and Landlord reserves the right to (i) increase, eliminate, reduce or change the number, type, size, location, elevation, nature and use of any of the Common Areas or the buildings comprising the Shopping Center, (ii) make changes, additions, subtractions, alterations or improvements in or to such Common Areas, including, but not limited to, the construction of decked or subsurface parking, (iii) withdraw portions of the Shopping Center from Common Area or add Common Area to the Shopping Center, including non-contiguous parcels for parking and other related Shopping Center purposes and (iv) construct buildings, additional Department Stores, kiosks and other improvements in the Common Areas. Tenant shall have no rights with respect to the land or improvements below floor slab level or above the interior surface of the ceiling of the Premises or air rights above the Premises.

      B. Landlord shall not, pursuant to Subsection 4.1A, create any permanent, substantial, adverse interference with access to or visibility of the Premises from the covered mall upon which the front of the Premises abuts. However, this provision shall not preclude Landlord from installing carts or erecting kiosks or similar improvements anywhere in the covered mall, so long as any kiosks or similar improvements which are located in front of the Premises are approximately centered in the mall. Tenant's sole remedy in the event of Landlord's failure to comply with this Subsection 4.1B shall be to terminate this Lease. In the event Tenant, as the result of Landlord's failure to so comply, shall exercise its right to terminate this Lease, Landlord shall pay, within [***] days following the date Tenant vacates and surrenders the Premises, the then unamortized cost of the permanent leasehold improvements (excluding, inter alia, trade fixtures and equipment, furnishings, decorations, inventory and other items of personal property) initially made by Tenant pursuant to
Article 2 of this Lease, assuming a useful life equal to the length of the original Term of this Lease and amortization on a straight line

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                                      4-1
basis. Tenant shall, not later than [***] days following the Commencement Date, deliver an affidavit of an officer of Tenant and a certificate of Tenant's architect accompanied by such bills, contracts, receipts, invoices, cancelled checks and the like as Landlord may reasonably require, specifying the cost of the Tenant's leasehold improvements, which amount shall, unless disputed by Landlord, thereupon be the basis for the amount to be paid by Landlord pursuant to this Subsection. Failure to timely deliver such affidavit, certificate and supporting data shall constitute a waiver of Tenant's right to such payment.

      C. Tenant, its officers, agents and employees shall park their vehicles only in areas from time to time designated by Landlord as the area for such parking, provided that such areas shall be located in or not more than [***] mile from the perimeter boundary of the Shopping Center. Tenant shall, within [***] days following written notice from Landlord, furnish Landlord, or its authorized agent, the state automobile license numbers assigned to its automobiles and the automobiles of all its employees employed in the Premises. Tenant shall not at any time park any trucks or any delivery vehicles in the parking area. Landlord shall have the right, after service of [***] or more notices to Tenant regarding improper parking, to levy an assessment payable by Tenant in a sum not to exceed [***] per day for each and every car belonging to Tenant, its agents, servants, contractors, licensees or employees which shall thereafter park in an area other than that designated by Landlord as a parking area for such vehicles. Such assessment shall be payable by Tenant on the next due date for Fixed Rent and shall be considered Additional Rent.

      D. Common Areas shall be subject to such reasonable rules and regulations, including the right to impose parking charges or fees and to allocate parking areas on a uniform or non-discriminatory basis and to prohibit the use of the Shopping Center by such Persons as Landlord determines, as the same may be amended or modified, as Landlord may, from time to time, adopt as provided in this Lease.

      E. Landlord reserves the right to close, if necessary, all or any portion of the Common Areas for the minimum length of time as may, in the reasonable opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of the right of the public therein, to close temporarily, if necessary, all or any part of the parking areas to discourage non-customer parking and to do and perform such other acts in and to the Common Areas as in the use of good business judgment of Landlord will improve the use thereof.

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
                                    ARTICLE 5

                         LANDLORD'S ADDITIONAL COVENANTS

      Section 5.1. Repairs by Landlord. Landlord shall keep the exterior walls, foundations, downspouts, gutters and roofs of the buildings, and the plumbing, electrical and other utility system serving but which are located outside of the Premises, in good order, condition and repair and shall make necessary structural repairs to the exterior walls of the buildings (excluding, however, repairs to windows, doors, saddles, plate glass, store fronts and air conditioning and heating installations and wiring, pipes and other utility installations located outside of the Premises which are used exclusively by Tenant), the dividing walls between the Premises and space occupied or to be occupied by others and the load-bearing walls and load-bearing columns, if any, within the Premises, provided that Landlord shall not be obligated hereby to do any work required to be done because of any damage caused by any act, omission or negligence of Tenant and its invitees, licensees, their respective officers, agents and employees or their customers. Except where Landlord has actual notice of the necessity for such repair, Landlord shall not be required to commence any such repair until after notice from Tenant that the same is necessary, which notice, except in case of any emergency, shall be in writing and shall allow Landlord [***] days in which to commence such repair. The fact that the costs incurred by Landlord in connection with any of the foregoing are includable in Common Area Operating Costs pursuant to Subsections 3.5A and 3.5B shall not affect Landlord's performance obligations under this Section 5.1. When necessary by reason of accident or other cause occurring in the Premises, or elsewhere in the Shopping Center, or in order to make any repairs or alterations or improvements in or relating to the Premises or to other portions of the Shopping Center, Landlord reserves the right to interrupt the supply to the Premises of steam, condenser water or cooled air for air conditioning, electricity, water and gas and also to suspend the operation of the heating and air conditioning system, if any, until said repairs, alterations or improvements shall have been completed. If, as a result of Landlord's performance of its obligations or exercise of its rights under this Section 5.1, there is created a substantial and material interference with Tenant's ability to conduct its business in the Premises and Tenant therefor closes for more than [***] consecutive business days, Tenant shall be entitled to an abatement of Fixed Rent for each day after the [***] business day during which the condition continues. Other than the aforesaid, there shall be no abatement of Rent because of any such interruption or suspension; however, Landlord shall pursue such work with reasonable continuity, diligence and dispatch and in such a manner as (consistent with good practice) to cause a minimum of interference with Tenant's use of the Premises.

      Section 5.2 Quiet Enjoyment. Landlord covenants that Tenant, on paying the Rent and performing Tenant's obligations in this Lease, shall peacefully and quietly have, hold and enjoy the Premises and the appurtenances throughout the Term without hindrance, ejection or molestation by any Person lawfully claiming under Landlord subject to the other terms and provisions of this Lease and to any agreements to which this Lease may be or become subject and subordinate.

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                                    ARTICLE 6

                          TENANT'S ADDITIONAL COVENANTS

      Section 6.1. Affirmative Covenants. Tenant covenants, at its expense, at all times during the Term:

      A. To use the Premises only for the Permitted Use: to operate its business in the Premises under Tenant's Trade Name (or such other trade name as is adopted by a majority of stores operating under the Trade Name); and to conduct its business at all times in a dignified manner and in conformity with the highest standards of practice obtaining among superior type stores, shops or concerns dealing in the same or similar merchandise and in such manner as to produce the maximum volume of Gross Sales and to help establish and maintain a high reputation for the Shopping Center.

      B. To continuously and uninterruptedly use, occupy and operate for retail sales purposes, all of the Premises other than such minor portions thereof as are reasonably required for storage and office purposes; to use such storage and office space only in connection with the business conducted by Tenant in the Premises; to furnish and install all trade fixtures and permitted signs; to carry a complete stock of seasonal merchandise; to maintain an adequate number of trained personnel for efficient service to customers; to open for business and remain open during the entire Term from at least 10:00 A.M. to 9:30 P.M. Mondays through Saturdays and 12:30 P.M. to 6:00 P.M. on Sundays, and to light its display windows and signs during those hours and on those days when the covered mall is kept illuminated by Landlord (but Tenant shall not be obligated to keep the same illuminated beyond 11:00 P.M. on any day). Tenant shall, if not in conflict with any Governmental Requirements, and providing that (i) at least one Department Store is open on such days or for such hours and (ii) Landlord shall agree to cause the Shopping Center to remain open for such days or for such hours, also open for business on such days or for such additional hours.

      C. To store in the Premises only such merchandise as is to be offered for sale at retail within a reasonable time after receipt; to store all trash and refuse in appropriate containers within the Premises so as not to be visible to the shopping public and to attend to the daily disposal thereof in the manner approved by Landlord; to keep all drains inside the Premises open; and to receive, deliver, load and unload goods, merchandise, supplies, fixtures, equipment, furniture and rubbish through proper service doors and at times established by Landlord, provided, however, that if Landlord shall furnish or designate trash removal service, Tenant shall accept and use such service and pay Landlord or the Person designated by Landlord, monthly for such service at a rate which shall be no greater than the prevailing competitive rate for equivalent service in the locale. If Landlord shall implement a refuse recycling program for the Shopping Center, Tenant shall participate in such a program and shall comply with all rules and regulations promulgated by Landlord in connection therewith, including, but not limited to, the sorting of refuse by type for deposit in designated containers.

      D. Except for repairs hereunder to be made by Landlord, to take good care of the Premises and the fixtures and appurtenances therein and make all other necessary repairs and replacements thereto, of every kind whatsoever (including, without limitation, repairs and


                                      6-1
replacements to windows, doors, saddles, plate glass, store fronts, air conditioning and heating installations and plumbing inside the Premises or located outside but exclusively serving the Premises and any exterior installation peculiar to the conduct of Tenant's business such as, but not limited to, signs, displays or exterior devices of any nature) which repairs and replacements shall be in quality and class at least equal to the original work. If Tenant fails to make any such repairs or replacements, Landlord may after reasonable notice (other than in the case of an emergency) to Tenant make same for the account of Tenant, at Tenant's expense, which amount shall be considered Additional Rent and shall be due and payable by Tenant when billed by Landlord. Tenant shall not be required to make structural repairs unless the necessity therefor arises by reason of Tenant's Work, installations or alterations made by Tenant, the manner of Tenant's use or occupancy or any other cause created by Tenant.

      E. To make all repairs, alterations, additions or replacements to the Premises, including appurtenances, equipment, facilities and fixtures therein, arising out of the manner of Tenant's use or occupancy of the Premises or necessary to satisfy any Governmental Requirement; to keep the Premises equipped with all safety appliances so required because of such use or occupancy; and otherwise to comply with the orders and regulations of any Governmental Authority. Tenant shall not be required to make structural alterations unless the necessity therefor arises by reason of Tenant's Work, installations or alterations made by Tenant, the manner of Tenant's use or occupancy or any other cause created by Tenant.

      F. To pay promptly when due the entire cost of any work to the Premises, including equipment, facilities and fixtures therein, so that the Premises and all of Tenant's fixtures and equipment shall, at all times, be free of encumbrances or liens, including liens for labor and materials; to procure all Necessary Approvals before undertaking such work; to permit Landlord to post and keep posted on the Premises, sufficient, conspicuous notices stating that any improvements are not being made at Landlord's instance; to do all such work in a good and workmanlike manner acceptable to Landlord, employing materials of good quality; to perform such work in such a manner as to insure proper maintenance of good and harmonious labor relationships; to comply with any Governmental Requirement relating thereto. Tenant understands that as part of the rules and regulations promulgated by Landlord in connection with Tenant's Work, Landlord requires a construction barrier which fulfills Landlord's construction criteria to be erected around the mall exposure of the Premises. In the event that such a barrier is already in place at the time Tenant takes possession of the Premises to prosecute Tenant's Work, Tenant shall pay to Landlord, as consideration for Landlord having provided the barrier and thereby having relieved Tenant of responsibility for erecting same, an amount equal to the product of the [***]. Said amount shall be payable to Landlord not later than [***] days following the date on which Tenant commences Tenant's Work and shall constitute Additional Rent under the Lease. Tenant shall within [***] days after completion of any work performed by Tenant, file for record in the appropriate public records, a "notice of completion."

      G. To defend and save Landlord and Landlord's Managing Agent harmless and indemnified from all injury, loss, claims or damage (including reasonable attorneys' fees and

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disbursements incurred by Landlord or its Managing Agent in conducting an investigation and preparing for and conducting a defense) to any Person (including Tenant's employees) or property, arising from, related to, or in any way connected with the use or occupancy of the Premises or the conduct or operation of Tenant's business, unless such injury, loss, claim or damage be attributable to the negligence or willful acts of Landlord or its Managing Agent, or its servants or employees.

      H. To maintain with responsible companies approved by Landlord (said approval not to be unreasonably withheld), (i) commercial general liability insurance (or comparable coverage, including products liability and blanket contractual liability insurance) against all claims, demands or actions for personal injury, bodily injury or property damage arising from, related to, or in any way connected with Tenant's Work, Tenant's occupation of the Premises, or the conduct and operation of Tenant's business, or caused by actions or omissions to act, where there is a duty to act, of Tenant, its agents, servants and contractors, to the limits of not less than [***] per claim and in the aggregate, which limits may be provided by any combination of primary and umbrella or excess insurance, and which insurance shall be on an occurrence basis and shall be endorsed to name Landlord, its agents and employees as additional insureds; (ii) "All-Risk" property insurance, including such flood and earthquake coverage as Landlord may, from time to time, require covering [***] of Tenant's real and personal property values, such as fixtures and equipment, stock-in-trade, furniture, furnishings, finishes, improvements and betterments installed or made by or on behalf of Tenant in, on or about the Premises, to [***] of their replacement cost without deduction for depreciation, as well as loss of business income (so-called business interruption) coverage, to include the Fixed Rent and Additional Rent payable under this Lease; (iii) if there is air conditioning or refrigeration equipment valued in excess of [***], boiler and machinery coverage at replacement cost, or if there is a boiler or pressure vessel or other similar equipment in the Premises, boiler and machinery coverage in the minimum amount of [***]; and (iv) workers' compensation, disability and such other similar insurance covering all persons employed by Tenant in connection with Tenant's Work and the operation of Tenant's business and with respect to whom death or bodily injury claims could be asserted against Tenant, Landlord or the Shopping Center. All of said insurance shall be in form and with deductibles reasonably satisfactory to Landlord and shall provide that it shall not be subject to cancellation, termination or change except after at least [***] days' prior written notice to Landlord. In the case of boiler and machinery insurance, the policy or policies shall cover Landlord or any designee of Landlord as a loss payee and shall provide that losses sustained by Landlord shall be adjusted by and payable to Landlord. Certificates of insurance evidencing the coverage required pursuant to this Subsection H, together with certificates evidencing coverage on the part of Tenant's contractors, shall be deposited with Landlord not less than [***] days prior to the day Tenant begins Tenant's Work and upon renewals of said policies not less than [***] days prior to the expiration of the term of such coverage. All such policies shall be delivered with satisfactory evidence of the payment of the premium therefor. Landlord and Tenant mutually agree that with respect to any loss which is covered by "All-Risk" property insurance then being carried by them respectively, or required to be carried, the party carrying or required to carry such insurance and suffering said loss, releases the other of and from any and

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
all claims with respect to such loss, including amounts within the deductibles, and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof.

      I. In the event of any action or proceeding arising out of or pursuant to this Lease, the successful party shall be entitled to recover its reasonable attorneys' fees and all other costs and expenses incurred in connection with the action or proceeding.

      J. Within [***] days following receipt of actual notice thereof, to cause to be discharged of record by bonding, payment or otherwise, any mechanic's or similar lien, judgment, encumbrance, security interest, chattel mortgage or notice thereof at any time filed in any public office against the Shopping Center or the Premises (including any fixtures or equipment located therein) or the owner of any interest therein for any work, labor, services, materials, fixtures, equipment or property claimed to have been performed at or furnished to the Shopping Center or Premises for or on behalf of Tenant or any agent or contractor of Tenant, or anyone holding the Premises through or under Tenant. Nothing contained in this Lease shall be construed as a consent on the part of Landlord to subject Landlord's estate in the Premises to any lien or liability under applicable law.

      K. Upon the expiration or other termination of the Term to quit and surrender the Premises to Landlord, broom clean, in good order and condition, ordinary wear and tear and casualty damages excepted, and to remove all property of Tenant and each alteration addition and improvement made by Tenant as to which Landlord shall have made the election provided for in Section 2.4 hereof, to repair all damage to the Premises caused by such removal and restore the Premises to the condition in which they were prior to the installation of the articles so removed. Any property not so removed and as to which Landlord shall not have made said election, shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord, as Landlord shall desire. However, Tenant shall be responsible for the cost of removal and disposal. If the last day of the Term falls on a day the Shopping Center is closed, the Term shall expire on the business day immediately preceding and Tenant's obligation to observe or perform this covenant shall survive the expiration or termination of the Term. Immediately upon the failure of Tenant to perform any covenant of this Subsection K, Landlord may, without notice, do so, and shall be entitled to receive from Tenant the then cost of performance of such covenant, such damages to be paid in addition to and separate and independently from damages accruing by reason of breach of any other covenant of this Lease.

      L. (1) Tenant shall pay to Landlord for deposit by Landlord in a promotion fund (the "Promotion Fund"), an amount (the "Promotion Fund Charge") equal to the sum set forth in Article 1, subject to adjustment as hereinafter provided. On the January 1 next following the [***] anniversary of the Commencement Date of this Lease, the amount set forth in Article 1 shall be increased by [***] percent, and on each January 1 thereafter, the Promotion Fund Charge payable for the immediately preceding year shall be increased by [***] percent. The annual charge payable by Tenant under this paragraph shall be paid in equal monthly

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installments on the [***] day of each calendar month in advance and shall be prorated for any partial calendar month. The Promotion Fund shall be used by Landlord, at such times and in such manner as shall be determined by Landlord, to pay all costs and expenses (including the costs of administration) associated with the formulation and carrying out of an ongoing program for the promotion of the Shopping Center, which program may include, without limitation, special events, shows, displays, institutional advertising for the Shopping Center, promotional literature to be distributed within the general trade area of the Shopping Center, and other activities designed to attract customers to the Shopping Center.

            (2) At any time, Landlord may elect to cause a Merchants' Association (an "Association") to be organized, the object of which shall be the general furtherance of the business interests of tenants in the Shopping Center by sales promotion and Shopping Centerwide advertising. Upon the organization of an Association, Tenant shall become (and remain) a member thereof, and the amount which would have otherwise been payable by Tenant to the Promotion Fund pursuant to the provisions of paragraph (1) above shall be discontinued and a sum equal to such amount (subject to adjustment as herein set forth or such greater adjustment as may be assessed from time to time by the Association) shall be paid by Tenant to the Association as dues. The rules and regulations and by-laws of the Association shall be consistent with the obligations of Tenant set forth in this Subsection L, but shall in all other respects be in the form designated by Landlord; it being agreed, however, that nothing therein set forth shall be in conflict with the provisions of this Lease. Landlord, having once exercised its option as set forth in this Subsection, may at any time elect to discontinue operation of the Association, in which case the provisions of paragraph (1) applicable to the Promotion Fund Charge shall again become operative.

            (3) The failure of any other tenant or occupant of the Shopping Center to contribute to the Promotion Fund or become a member of the Association shall in no way release Tenant from its obligations to do so.

            (4) If the Shopping Center shall be expanded by adding a Department Store and/or [***] percent or more to the Gross Leaseable Area of the Shopping Center (an "Expansion"), Tenant shall pay to Landlord's Promotion Fund a one-time charge for each such Expansion. Such Expansion charge shall be an amount equal to the annual Promotion Fund Charge payable by Tenant for the Lease Year immediately preceding the year in which work on the Expansion commences and shall be payable upon [***] days' prior written notice from Landlord given at any time subsequent to the commencement of construction. A like amount shall also be payable by Tenant to the Promotion Fund in the event that the Shopping Center shall be substantially renovated. For purposes of this subparagraph, the term "substantial renovation" or any variation thereof shall be deemed to mean a redecoration of the covered mall portion of the Common Areas of the Shopping Center to the extent of at least [***] percent thereof, including new flooring and the painting and/or recovering of the walls. The amount payable to the Promotion Fund in connection with a substantial renovation of the Shopping Center shall be due upon [***] days' prior written notice from Landlord to Tenant, but in no

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
event prior to commencement of the renovation. In the event of a contemporaneous Expansion and renovation of the Shopping Center, Tenant shall be assessed only the one-time Expansion charge.

      M. Tenant shall furnish to Landlord an annual statement at the end of each Lease Year showing the amounts spent by Tenant on white space advertising or other advertising media. Each such annual statement shall be made a part of the annual report required to be furnished by Tenant under Section 3.3. If Tenant's annual statement shows that Tenant has expended for such advertising, during the preceding Lease Year, less than the Percentage of Advertising Required, Tenant shall, within [***] days after the required delivery date of its annual statement, pay to the Promotion Fund (or substitute Association) the difference between the amount actually expended for such advertising and the Percentage of Advertising Required. The Promotion Fund Charge (or dues or other payments made by Tenant to the substitute Association) shall not be deemed an amount expended for advertising within the meaning of this Subsection M. All expenditures made by Tenant for advertising in connection with Tenant's other stores, if any, within the trade area of the Shopping Center, may be included by Tenant to comply with this Subsection provided such advertising in all instances includes the Premises and is distributed to the geographical trade area in which the Shopping Center is located.

      N. To refer to the Shopping Center by its name above stated in designating the location of the Premises in all newspaper or other advertising in the general trade area in which the Shopping Center is located. With respect to any advertisement in which the location of another similar business activity conducted by Tenant in the trade area shall be mentioned, Tenant shall also mention or cause to be mentioned the Trade Name and location of the business conducted at the Premises.

      O. (1) To the extent that Tenant currently has or in the future shall establish an online site (including but not limited to a World Wide Web site or a section of a proprietary online service) (each a "Site"; collectively, "Sites"), Tenant shall:

               (a) In promoting its business via such Site, feature Tenant's store at the Shopping Center with substantially the same prominence as that of any other comparable store of Tenant.

               (b) To the extent that Tenant shall provide such a link in connection with any other comparable store, provide a link off an appropriate page of Tenant's Site to the Mall Site (as hereinafter defined), if Tenant has a Digital Storefront (as hereinafter defined) for such Mall Site. The placement of the link shall be subject to Tenant's reasonable technical and design requirements.

               (c) Offer Landlord the opportunity to include content from Tenant's Site on one or more of Landlord's Sites, on terms to be mutually agreed upon.

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                  (d) Subject to Section 3.3, to the extent Tenant shall make any sales of goods or services via Tenant's Site and such goods or services are shipped from or delivered to the customer from the Premises, the amount of the actual prices charged, excluding shipping and handling charges, shall be included in Gross Sales and shall be subject to all audit rights otherwise granted to Landlord under Section 3.3.

            (2) To the extent that Landlord has established or shall establish a Site for the Shopping Center (the "Mall Site"), Tenant shall cooperate with Landlord to establish a "store" for Tenant in such Mall Site, on terms to be mutually agreed upon, in accordance with Landlord's then current format and features. The "store" shall be known as a "Digital Storefront".

               (a) In connection with the Digital Storefront and the Mall Site, Tenant shall permit Landlord to use Tenant's Trade Name and any graphics approved by Tenant for use in the Shopping Center directory. If so requested by Landlord, Tenant shall also keep Landlord apprised of all sales events and special promotions taking place in the Premises and shall permit Landlord to publicize same via the Digital Storefront and the Mall Site.

               (b) Subject to Section 3.3, Tenant hereby agrees that, to the extent that Tenant shall make any sales of goods or services via the Digital Storefront or the Mall Site, the amount of the actual prices charged, excluding shipping and handling charges, shall be included in Gross Sales and shall be subject to all audit rights otherwise granted to Landlord under Section 3.3.

            (3) Notwithstanding anything to the contrary contained in this Subsection 6.10, Tenant shall not be required to:

               (a) include any information regarding the Premises, the Shopping Center, the Digital Storefront, and/or the Mall Site in Tenant's Site unless Tenant displays at least one other of Tenant's comparable store locations or other specific shopping centers; or

               (b) include sales of goods or services in Gross Sales which are made via an online service unless such sales are paid for at the Premises or delivered to the purchaser from the Premises or traceable solely to either the Mall Site or the Digital Storefront; or

      P. To obtain all Necessary Approvals.

      Q. To provide in accordance with Landlord's sign criteria, a suitable identification sign or signs, bearing Tenant's Trade Name, of such size, design and character as Landlord shall approve and install said sign or signs at a place or places designated by Landlord. Tenant shall maintain any such signs or other installations in good condition and repair.

      R. To conform to all reasonable rules and regulations which Landlord may make for management and use of the Shopping Center, requiring such conformance by Tenant and Tenant's employees. Such rules and regulations shall be uniform and shall not discriminate against Tenant.

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      S. To deliver to Landlord, within [***] days after a request for same, all or any of the following items, in such form and containing such evidence of authenticity and regularity as Landlord may reasonably require.

            (1) Balance sheet, annual report and related financial statements of Tenant, Guarantor, if any, Tenant's parent and all subsidiaries of Tenant for the previous annual period, same to have been prepared in accordance with generally accepted accounting principles.

            (2) A list of all Affiliates, officers, directors and stockholders of Tenant, including name, title, number and type of shares owned.

            (3) If Tenant or any Person from whom information as aforesaid is required to be submitted is a corporation whose shares are traded on the "over the counter", American or New York Stock Exchanges then the provisions of paragraphs (1) and (2) above may be satisfied by submission of Tenant's most recent annual report and form 10K together with all other current filings with the Securities Exchange Commission or otherwise made pursuant to Federal securities laws.

            (4) Certificates executed by the appropriate chief financial officers (or executives) of any entity from whom information is required pursuant to this Subsection to the effect that there has been no material adverse change in its financial status since the date of the most recent information provided to Landlord.

            (5) A list of all stores operated by any of the Persons from whom information is required as aforesaid (including shareholders of such Persons) or their licensees, franchisees, concessionaires or the like within a radius of five (5) miles of the Shopping Center.

      Tenant represents that Tenant has the right, power and authority to execute and deliver this Lease, that such execution, delivery and performance of Tenant's obligations shall not cause, create or constitute a default or breach of or under any agreement to which Tenant is a party or by which it is bound. Tenant further represents that the information concerning its financial status, stockholders, parent, subsidiaries and Affiliates, if any, prior to the execution and delivery of this Lease is unchanged, true and correct, accurately represents the financial status of the Person for whom submitted and that there has been no material or adverse change in the financial status of Tenant or said Persons.

      Section 6.2.Negative Covenants. Tenant covenants at all times during the Term and such further time as Tenant occupies the Premises or any part thereof:

      A. Except for existing stores, Tenant shall not, nor shall any officer, director, shareholder, Affiliate, franchisee or licensee or the like of Tenant, directly or indirectly operate, manage or have any interest in any other store or facility for the sale at retail of merchandise or services similar to that which is permitted under "Permitted Use", within ten (10) miles of the Shopping Center (the Retail Restriction Limit). For purposes of this Subsection A, the Retail

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Restriction Limit shall be measured along a straight line, the beginning of which is the point on the outer perimeter of the Shopping Center which is closest to such other store and the end of which is a point on the main entry doors of such other store. Without limiting Landlord's remedies in the event Tenant should violate this covenant, Landlord may include the Gross Sales of such other store in the Gross Sales transacted in the Premises, for the purpose of computing Percentage Rent due hereunder. In the event Landlord so elects, all of the provisions of Section 3.3 hereof shall be applicable to all records pertaining to such other store.

      B. Unless specifically set forth in the Permitted Use, not to sell, display or distribute (i) any alcoholic liquors or beverages for consumption on or off the Premises or (ii) any pornographic or obscene or sexually erotic goods, wares, printed material or services or (iii) any drugs or other substances whose use or sale is prohibited or controlled by Governmental Authority, including any merchandise which, although not per se violative of Governmental Requirements, is designed or may reasonably be inferred to have been designed for use in connection with such prohibited or controlled items.

      C. Not to injure, overload, deface or otherwise harm the Premises or any part thereof or any equipment or installation therein; nor commit any nuisance; nor permit the emission of any objectionable noise or odor; nor, unless specifically permitted by the Permitted Use, bum anything within the Shopping Center; nor permit the collection of trash or refuse contrary to rules and regulations established by Landlord or by any Person not approved or designated by Landlord; nor install or cause to be installed any automatic garbage disposal equipment; nor conduct business at, in, on, about or from all or any part of the Premises on any days or hours that Landlord does not open the Shopping Center for business to the public; nor make any use of the Premises or of any part thereof or equipment therein which is improper, offensive or contrary to any Governmental Requirement or to the rules and regulations of Landlord as such may be promulgated from time to time; nor use any advertising medium that may constitute a nuisance, such as loudspeakers, sound amplifiers or phonographs in a manner to be heard outside the Premises; nor conduct any auction, fire, "going out of business" or bankruptcy sales except under conditions approved by Landlord in writing; nor use or occupy the Premises, or suffer or permit them to be used or occupied in whole or in part, as a surplus store, salvage or "odd lot" store, or for any similar business or activity; nor do any act tending to injure the reputation of the Shopping Center; nor sell or display merchandise on, or otherwise obstruct, the Common Areas or anywhere else in the Shopping Center or distribute handbills or other advertising matter in the Shopping Center outside of the confines of the Premises; nor carry on or permit any business conduct or practice which, in Landlord's judgment, may harm the business reputation of Landlord or reflect unfavorably on the Shopping Center, Landlord or other tenants or which might confuse or mislead the public. Tenant shall, upon notice from Landlord, immediately discontinue any violation of the foregoing provisions.

      D. Except for those which are interior, non-structural and do not affect the heating, ventilation, air conditioning, mechanical or utility systems of the Premises or Shopping Center and the aggregate cost of which does not exceed [***], not to make any repairs, installations,

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alterations or additions or improvements or work to the Premises without, on each occasion, obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld (it being understood that Landlord's withholding of consent shall not be deemed unreasonable where Tenant is unable to demonstrate, to Landlord's reasonable satisfaction, the ability to pay for the proposed work); nor attach interior signs, placards or other advertising media or other objects to the windows, doors, valances or ceiling or locate the same either outside of or within the Premises in such manner as to obstruct the view of Tenant's store from the mall area or from the outside other than insubstantially. If Landlord's consent is required, Tenant shall not commence any work as aforesaid until Tenant shall have filed with Landlord plans and specifications for such work and Landlord shall have approved same, said approval not to be unreasonably withheld. Tenant shall perform such work in accordance with such approved plans and specifications using labor not incompatible with other labor at the Shopping Center and such as will not create any labor disputes or work stoppages. Any work performed by Tenant shall at all times be subject to Landlord's inspection and approval after completion to determine whether same complies with the requirements of the applicable provisions of this Lease. Tenant shall, preceding and during the course of any alteration, addition, enlargement, improvement or construction, post or permit Landlord to post and keep posted in conspicuous places on the Premises, and in addition, serve all Persons who are expected to perform work or supply materials, such notices as are now or hereafter permitted or required to be posted to protect Landlord from having its interest in the Premises made subject to a mechanics' or materialmen's lien arising from such alteration, enlargement, improvement or construction. Prior to commencing construction, Tenant shall give Landlord a list of names and addresses for all such Persons.

      E. Except those for the sole use of Tenant's employees, not to operate any coin or token operated vending machine or similar device for the sale of any goods, wares, merchandise, food, beverage or services, including, but not limited to, pay telephones, pay lockers, pay toilets, scales, amusement devices and machines for the sale of beverages, foods, candy, cigarettes or toilet commodities, without the prior written consent of Landlord.

      F. Unless Tenant shall first have received Landlord's written consent with respect thereto, not to assign, sell, mortgage, hypothecate, encumber, pledge, or in any manner transfer this Lease or any interest therein, or sublet the Premises or any part or parts thereof, or grant any concession or license or otherwise permit occupancy of all or any part thereof by anyone with, through or under it; nor shall Tenant grant or create any security interest or mortgage, hypothecate, encumber or pledge any equipment, or improvements located in or about the Premises. A transfer of any of Tenant's or Guarantor's stock or a transfer or change of "control" (as such term is defined under the heading "Affiliate" in Article 1 of this Lease) of Tenant or Guarantor, if Tenant or Guarantor is a corporation or a change in the composition of Persons owning any interest in any non-corporate Tenant shall be deemed an assignment for the purpose of this Subsection F. In the event of the occurrence of any of the foregoing events without Landlord's prior consent, this Lease shall, at Landlord's option, be deemed to have been cancelled, terminated and expired as of the date of the occurrence of said event. Neither the consent by Landlord to any of the foregoing, nor any references in this Lease to concessionaires or licensees shall be construed to relieve Tenant from obtaining the express consent of Landlord to any further act which is prohibited herein, nor shall the collection of Rent by Landlord from any assignee, subtenant or other occupant, after default by Tenant, be deemed a waiver of this



                                      6-10
covenant or the acceptance of the assignee, subtenant or occupant as Tenant or a release of Tenant from the further performance by Tenant of the covenants in this Lease on Tenant's part to be performed.

            (1) The provisions of this Subsection 6.2F shall not be deemed to prohibit (i) transfers of stock among existing stockholders or among spouses, children or grandchildren of existing stockholders or inter vivos or testamentary transfers to trusts established for the benefit of such persons,
(ii) a public offering of the stock of Tenant or Guarantor or (iii) the transfer of outstanding voting stock registered under applicable securities laws of Tenant or Guarantor which are traded on a recognized national securities exchange. For the purposes of the preceding clause (iii), the term "voting stock" shall mean shares of stock regularly entitled to vote for the election of all directors of the corporation.

            (2) Landlord shall not unreasonably withhold its consent to an assignment of this Lease or sublease of the entire Premises to a parent, Affiliate or wholly-owned subsidiary of Tenant or to any entity with which or into which Tenant may consolidate or merge and who shall assume for Landlord's benefit the performance of all of the terms, conditions and covenants of this Lease; provided, however, that the merged or consolidated entity shall have a net worth at least equal to the net worth of Tenant at the time of such consolidation or merger or at the time of the Commencement Date of this Lease, whichever shall be greater, and further provided that the assignee or sublessee shall use the Premises under the Trade Name and only for the Permitted Use.

            (3) Except for the transactions described in paragraphs (1) and
(2) of this Subsection, Tenant may not assign or sublet the Premises until Tenant completes Tenant's Work and opens for business. When Tenant requests Landlord's consent to a transaction other than the types of transactions described in paragraphs (1) and (2) of this Subsection, such requests shall include the name of the proposed transferee of stock, assignee or subtenant and its officers, directors and stockholders and such information as to the financial responsibility, business and reputation of the proposed assignee, transferee of stock or subtenant and its officers, directors and stockholders as Landlord may reasonably require. Upon the receipt of such request and information from Tenant, Landlord shall have the right, to be exercised in writing within [***] days after such receipt, to cancel and terminate this Lease, as of the date set forth in Landlord's notice of exercise of such option, which effective date of termination in Landlord's said notice shall not be less than [***] nor more than [***] days following the service of such notice. Tenant shall have the right to negate Landlord's cancellation by withdrawing its request within [***] days after service of Landlord's notice, whereupon, this Lease and the occupancy hereunder shall continue unchanged and in full force and effect.

               (a) In the event Landlord shall exercise such cancellation right, Tenant shall surrender possession of the Premises on the date set forth in Landlord's notice and in accordance with the provisions of this Lease relating to surrender of the Premises at the

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
expiration of the Term. In no event shall the Premises be subdivided or partially sublet nor any request made for permission to do so.

               (b) In the event Landlord shall not exercise its right to cancel this Lease as provided above, then Landlord's consent to such request shall not be unreasonably withheld in accordance with subparagraph (c) of this paragraph
(3), provided such consent to sublease or assignment is effected by a legal document in form and substance satisfactory to Landlord. In no event shall any assignment or subletting to which Landlord may have consented release or relieve Tenant from its obligations fully to perform all of the terms, covenants and conditions of the Lease on its part to be performed. Any assignee or subtenant shall be bound by, subject to and deemed to have assumed performance of all of the terms, conditions and covenants of this Lease, including, but not limited to, the Permitted Use set forth in Article 1 and the Retail Restriction Limit and any and all defaults shall be cured prior to the assignment or subletting.

               (c) In determining reasonableness, Landlord may take into consideration all relevant factors surrounding the proposed sublease and assignment, including, without limitation, the following:

                  (i) The business reputation of the proposed assignee or subtenant and its officers, directors and stockholders;

                  (ii) The nature of the business of the proposed assignee or subtenant in relation to the tenant mix or balance of the Shopping Center;

                  (iii) The source of the Rent due under this Lease, the financial condition and operating performance of the proposed assignee or subtenant and its guarantors, if any;

                  (iv) Restrictions, if any, contained in lease or other agreements affecting the Shopping Center;

                  (v) The extent to which the proposed assignee or subtenant and Tenant provide Landlord with assurance of future performance hereunder, including, without limitation, the payment of Percentage Rent; and

                  (vi) The number of other stores operated by the proposed assignee or subtenant in the vicinity in which the Shopping Center is located.

            (4) This paragraph (4) shall not apply to any transactions described in paragraphs (1) and (2) above but shall apply to all other transactions. In the event Tenant shall assign its interest in this Lease or sublet the Premises, then the Fixed Rent specified in Article 1 shall [***], effective as of the date of such assignment or subletting, [***], required to be paid by Tenant pursuant to this Lease for the Lease Year immediately preceding such assignment or

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
subletting. In no event shall the Fixed Rent, after such assignment or subletting, be [***]. In addition to the foregoing, Tenant agrees that in the event of an assignment or subletting, Tenant shall pay to Landlord any and all consideration, money or thing of value received by Tenant or payable to Tenant in connection with the transaction, except Tenant shall not be required to pay to Landlord consideration received in connection with the sale of Tenant's trade fixtures, equipment, inventory or leasehold improvements.

            (5) Except for transactions of the types described in paragraphs (1) and (2), in the event of any assignment or subletting, Landlord shall have the right to require that there be deposited with and held by Landlord, in addition to any other security then held by Landlord, an amount equal to [***] months' rent ensuing.

            (6) Use of the terms "assignment" or "subletting" shall be deemed to include stock or share transfers as to corporations, and transfers of ownership interests in the case of non-corporate entities.

            (7) Tenant shall pay to Landlord the sum of [***] for the processing of any assignment, sublease or other transaction covered or affected by this Subsection 6.2F. Tenant shall pay to Landlord the sum of [***] for the processing of all other transactions initiated by Tenant which are covered or affected by the other provisions of this Lease.

      G. Not to permit commercial or piped in music to be played other than in the Premises or in a manner which can be heard outside the Premises or, except for work performed by its own employees during reasonable hours designated by Landlord, not to permit rubbish or garbage removal, window cleaning, janitorial or maintenance services in or about the Premises, except in each such case, by a Person, if any, designated by Landlord. Landlord agrees that the prices to be charged by the Person, if any, so designated to supply or perform any or all of the services referred to in this Subsection G shall be competitive. Landlord reserves the right to provide rubbish and garbage removal service, and if Landlord provides such service, Tenant shall pay for the cost thereof in such amount and at such intervals as Landlord may fairly and reasonably determine, said payments to constitute Additional Rent hereunder.

      H. Not to place or install or suffer to be placed or installed or maintain any graphics or sign in, upon or outside the Premises or in the Shopping Center unless it complies with Landlord's sign criteria and is approved by Landlord pursuant to Subsection Q of Section 6.1, nor any awning, canopy, banner, flag, pennant, aerial, antenna or the like in or on the Premises. Tenant shall not place in the windows or at or near the entrance to the Premises any sign, graphics, decoration, lettering, advertising matter, shade or blind or other thing of any kind, other than neatly lettered signs of reasonable size placed on the floor thereof identifying articles offered for sale and the prices thereof, without first obtaining Landlord's written approval and consent in each instance, which consent shall not be unreasonably withheld. Tenant further agrees that Landlord shall have the right to disapprove and require the removal of any sign, graphics, lettering, lights, advertising or other forms of inscription located in the front [***] feet

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
of the Premises. Any signs, lights, lettering or other forms of inscription displayed without prior written approval of Landlord may be removed forthwith by Landlord. The cost of such removal shall be paid by Tenant and Tenant shall thereafter restore the Premises and the building to the condition existing immediately prior to the installation of the removed signs, lettering or inscription.

      I. Not to place a load upon any floor of the Premises which exceeds the floor load per square foot area which such floor was designated to carry. If Tenant shall desire a floor load in excess of that for which the floor or any portion of the Premises is designed, upon submission to Landlord of plans showing the location of and the desired floor live load for the area in question, Landlord may, at its option, strengthen and reinforce the same, at Tenant's sole expense, so as to carry the live load desired. Business machines and mechanical equipment used by Tenant which cause vibration or noise that may be transmitted to the building or to any occupiable space to such a degree as to be reasonably objectionable to Landlord or to any tenants in the building shall be placed and maintained by Tenant at its expense, in settings of cork, rubber or spring-type vibration eliminators sufficient to eliminate such vibration or noise.


                                      6-14

                                    ARTICLE 7

                            DESTRUCTION: CONDEMNATION

      Section 7.1. Fire or Other Casualty.

      A. Tenant shall give prompt notice to Landlord in case of fire or other damage to the Premises.

      B. If (i) the Enclosed Shopping Center (whether or not the Premises were damaged) shall be damaged to the extent of more than twenty-five (25%) percent of the cost of replacement thereof, or (ii) the proceeds of Landlord's insurance recovered or recoverable as a result of the damage described in subsection (i) preceding shall be substantially insufficient to pay fully for the cost of replacement of the damaged portion of the Enclosed Shopping Center, or (iii) the Premises or the Enclosed Shopping Center shall be damaged as a result of a risk which is not covered by Landlord's insurance or generally commercially available "All-Risk" property insurance, Landlord may terminate this Lease by notice given within ninety (90) days after such event and upon the date specified in such notice, which shall be not less than thirty (30) nor more than sixty (60) days after the giving of said notice, this Lease shall terminate. If the Premises shall be damaged in whole or in part during the last two (2) years of the Term, then either Landlord or Tenant may terminate this Lease by notice given to the other within ninety (90) days after the occurrence of such damage, and upon the date specified in such notice, which shall not be less than thirty (30) nor more than sixty (60) days after the giving of said notice, this Lease shall terminate. If the casualty, or Landlord's repair and restoration work shall render the Premises untenantable, in whole or in part, then, a proportionate credit against Rent (except Percentage Rent, Tax Rent and that portion of Common Area Rent attributable to the cost of insurance) shall be allowed from the date when the damage occurred until the earlier of (i) the day after Landlord has substantially completed the work required to repair and restore the Premises, as set forth in Subsection C of this Section, or (ii) the date Tenant shall have opened for business, or (iii) the date of termination by Landlord, in the event Landlord elects to terminate this Lease. Said proportion shall be computed on the basis of the ratio which the amount of Floor Space rendered untenantable bears to the total Floor Space. If there is a credit against Fixed Rent, in computing the "break even" for Percentage Rent purposes, the amount of Fixed Rent less such credit shall be applied, or if the "break even" is expressed herein as a fixed dollar amount, such amount shall be ratably reduced.

      C. If this Lease shall not be terminated as provided in Subsection B hereof, Landlord shall, at its expense, repair or restore the Premises with reasonable diligence and dispatch, to the condition obtaining immediately prior to the casualty except that Landlord shall not be required to repair or restore any of Tenant's leasehold improvements or betterments, furniture, furnishings, finishes, decorations or any other installations made by Tenant. Upon the completion by Landlord of repair or restoration, Tenant shall prepare the Premises for occupancy by Tenant in the manner obtaining immediately prior to the damage or destruction in accordance with plans and specifications approved by Landlord. All work of restoration or repair by Tenant shall be subject to the provisions of Article 2.


                                      7-1

      D. The provisions of this Section 7.1 shall supersede and are in lieu of the provisions of any present or future statute or law to the contrary of the state in which the Shopping Center is located.

      E. The "cost of replacement", as such term is used in Subsection B hereof, shall be determined by the company or companies insuring Landlord against the casualty in question, or if there shall be no insurance, then, by an independent engineer selected and paid for by Landlord.

      Section 7.2. Eminent Domain.

      A. If twenty-five (25%) percent or more of the Floor Space of the Premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, either party may elect, by giving notice to the other not more than sixty (60) days after the date on which title shall vest in such authority, to terminate this Lease, and, in either such event, the Term of this Lease shall cease and terminate as of the said date of title vesting. In case of any taking or condemnation, whether or not the Term of this Lease shall cease and terminate, the entire award shall be the property of Landlord and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award. Tenant shall, however, be entitled to claim, prove and receive in the condemnation proceeding such awards as may be allowed for loss of lease, moving expense, fixtures and other equipment installed by it but only if such awards shall be made by the condemnation court in addition to the award made by it for the land and the building or part thereof so taken.

      B. The current Rent (except Percentage Rent) in the case of any taking or condemnation, shall be apportioned as of the date of vesting of title and, if the Term of the Lease shall not have ceased and have been terminated as of said date, Tenant shall be entitled to a pro rata reduction in the Rent (except Percentage Rent) payable hereunder based on the proportion which the Floor Space of the space taken bears to the entire Floor Space of the Premises immediately prior to such taking.

      C. If more than fifty (50%) percent of the Floor Space of the Enclosed Shopping Center, or if more than twenty-five (25%) percent of the total Floor Space in the Shopping Center shall be so taken or conveyed, or if so much of the parking facilities shall be so taken or conveyed that a reasonable number of parking spaces necessary, in Landlord's judgment, for the continued operation of the Shopping Center shall not be available for use by patrons of the Shopping Center, then, in any such event, Landlord may, by notice in writing to Tenant delivered on or before the day of surrendering possession to the Governmental Authority, terminate this Lease, and Rent shall be paid or refunded as of the date of termination.

      D. If this Lease is not terminated pursuant to the provisions of this
Section 7.2, Landlord shall, at its expense, but only to the extent of an equitable proportion of the net award or other compensation (after deducting legal and all other fees in connection with obtaining said award) for the portion taken or conveyed, of the building of which the Premises are a part (excluding award for land) make such repairs or alterations as are in Landlord's reasonable judgment necessary to constitute the building a complete architectural and tenantable unit.


                                      7-2

                                    ARTICLE 8

                              DEFAULTS AND REMEDIES

      Section 8.1. Bankruptcy, Insolvency.

      A. If (i) Tenant or Guarantor shall become insolvent or make an assignment for the benefit of creditors; or (ii) if there shall be filed against or by Tenant or Guarantor in any court, pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for arrangement or reorganization or for the appointment of a receiver or trustee of all or portion of Tenant's or Guarantor's property and it is not discharged within thirty (30) days after filing; or (iii) in the case of a filing under Title 11 of the United States Code (the Federal Bankruptcy Act), if this Lease is not assumed within sixty (60) days after filing; then upon the occurrence of any of such foregoing events, this Lease shall, automatically and as a matter of law, be deemed to have been cancelled, terminated, expired and rejected in which event neither Tenant nor any Person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to acquire or remain in possession of the Premises, and Landlord shall have no further liability hereunder and Tenant or any such Person, if in possession, shall forthwith quit and surrender the Premises. If this Lease shall be so cancelled or terminated, Landlord, in addition to the other rights and remedies of Landlord by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain and apply to damages incurred by Landlord, any Rent, Security Deposit or monies received by Landlord from Tenant or on behalf of Tenant.

      B. In the event of the termination or rejection of this Lease pursuant to Subsection A hereof, Landlord shall be entitled to recover from Tenant an amount equal to the maximum allowed by any statute, law or rule of law in effect at the time when, and governing the proceeding in which, such damages are to be proved. If this Lease shall have been terminated pursuant to Section 8.2 or otherwise, prior to the occurrence of any of the events described in Subsection 8.1A above, then Landlord's rights under this Lease shall not be affected or prejudiced by this Section 8.1.

      Section 8.2. Default.

      A. If Tenant defaults in fulfilling any of the covenants or provisions of this Lease, including, without limiting the generality of the foregoing, the covenants for the payment of Rent when due or any part thereof or for the making of any other payment herein provided or for the performance of any other covenant on Tenant's part to be performed hereunder, and such default shall continue for [***] days in the case of a default in the payment of Rent or other monies, after service by Landlord of written notice upon Tenant specifying the nature of said default, or, [***] days as to any other default except that if a non-monetary default or omission shall be of such a nature that the same cannot be reasonably cured or remedied within said [***], if Tenant shall not in good faith have commenced the curing or remedying of such default within such twenty-

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
day period, and shall not thereafter diligently proceed therewith to completion, or if any levy, execution or attachment shall be issued against Tenant or any of Tenant's property at the Premises, or if the Premises become abandoned, vacant or deserted, or if Tenant shall default with respect to any other lease between Landlord (or any Affiliate of Landlord) and Tenant (or any Affiliate of Tenant), Landlord may serve upon Tenant a written notice that this Lease and the Term will terminate on a date to be specified therein, which shall be not less than [***] days after the giving of such notice, and upon the date so specified, this Lease and the Term shall terminate and come to an end as fully and completely as if such date were the date herein definitely fixed for the end and expiration of this Lease and the Term, and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter set forth; provided, however, that if Tenant shall default (i) in the timely payment of any item of Rent or the timely reporting of Gross Sales as required by Section 3.3 hereof and any such default shall continue or be repeated for [***] consecutive months or for a total of [***] months in any period of [***] months or (ii) in performance of any other particular convenant of this Lease more than [***] times in any period of [***] months, then, notwithstanding that such defaults shall have each been cured within the period after notice as above provided, any further similar default shall be deemed to be deliberate and Landlord thereafter may serve the said written [***] days' notice of termination without affording to Tenant an opportunity to cure such further default.

      B. If this Lease shall have been terminated pursuant to Section 8.1 or 8.2, or if Tenant has defaulted (beyond any opportunity to cure hereinabove set forth) in the payment of Rent or in observing any other term, condition or covenant, then, in any of such events, Landlord may institute summary proceedings, re-enter the Premises, dispossess Tenant and the legal representative of Tenant or other occupants of the Premises, and remove their effects and hold the Premises as if this Lease had not been made.

      Section 8.3. Remedies of Landlord.

      A. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (i) the Rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration; (ii) Landlord may relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant commercially reasonable concessions including free rent; and
(iii) Tenant or the legal representative of Tenant shall also pay Landlord, for the failure of Tenant to observe and perform Tenant's covenants herein contained, the maximum amount of damages recoverable or at Landlord's option, for each month of the period which would otherwise have constituted the balance of the Term, any deficiency between (x) the sum of (a) [***], (b) [***], (c) [***] that would have been payable for the year in question but for such re-entry or termination, (d) the current [***] and (e) [***] under this Lease, and (y) the net amount, if any, of the [***]. [***]. In computing damages there shall be included such commercially reasonable expenses as Landlord may incur in connection with reletting, such as court costs, attorneys' fees and disbursements, brokerage fees, other costs and expenses incurred by Landlord

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
and for putting and keeping the Premises in good order or for preparing the same for reletting as hereinafter provided. Any such damages shall, at Landlord's option, be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding or, at Landlord's option, in advance, discounted to the then present value. Landlord, at Landlord's option, may make such alterations, repairs, replacements and/or decorations in the Premises as Landlord in Landlord's reasonable judgment considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Provided that Landlord makes the same effort to relet the Premises as other space in the Enclosed Shopping Center, Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or in the event that the Premises are relet, for failure to collect the rent under such reletting. Landlord shall not, in reletting the Premises, be required to prefer the letting of the Premises over any other space in the Enclosed Shopping Center. Landlord shall have in addition to any statutory or other liens or rights, if any, and not in lieu thereof, a lien on all fixtures, equipment and leasehold improvements located at the Premises.

      B. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy.

      Section 8.4. Waiver of Trial by Jury: Tenant Not to Counter-Claim. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive, to the extent permitted by the State in which the Shopping Center is located, trial by jury in any action, proceeding or counter-claim or other claim brought by either of the parties hereto against the other on any matters not relating to negligently caused personal injury or property damage, but otherwise arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and any emergency statutory or any other statutory remedy. Tenant further agrees that unless the failure to do so would constitute a waiver of its right to institute a separate action or proceeding against Landlord, it shall not interpose any counter-claim or cross-claim in a summary dispossess proceeding, unlawful detainer proceeding or in any action or proceeding based on non-payment of Rent or any other payment required of Tenant hereunder, however, Tenant shall not be precluded from disputing the amounts due Landlord.

      Section 8.5 Holdover by Tenant. In the event Tenant remains in possession of the Premises after the expiration of the Term created hereunder, and without the express written consent of Landlord or the execution and delivery of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant from month-to-month, terminable at will on thirty (30) days' notice (notwithstanding any contrary provision



                                      8-3
of applicable law) by either party, at a monthly rental equal to the sum of (i) [***] the monthly installment of Fixed Rent payable during the last month of the Term, (ii) one-twelfth (1/12) of the average annual Percentage Rent payable hereunder based upon the last [***] Lease Years, (iii) the current monthly Tax Rent payable for the last year of the Term, (iv) the monthly Common Area Rent,
(v) the monthly Environmental Charge and (vi) one-twelfth (1/12) of any other Additional Rent or other charges payable, subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy. Tenant shall not interpose any counter-claim or cross-claim in a summary dispossess proceeding, unlawful detainer proceeding or other action or proceeding based on holdover, however, Tenant shall be permitted to assert appropriate defense to Landlord's claim.

      Section 8.6. Landlord's Right to Cure Defaults. Landlord may cure, after notice served pursuant to this Article and failure of Tenant to do so, any default by Tenant under this Lease; and whenever Landlord so elects, all costs and expenses incurred by Landlord in curing a default, including, without limitation, reasonable attorneys' fees, together with interest on the amount of costs and expenses so incurred at the rate provided in Section 3.8 hereof, shall be paid by Tenant to Landlord on demand, and shall be recoverable as Additional Rent.

      Section 8.7. Effect of Waivers of Default. No consent or waiver, expressed or implied, by Landlord to or of any breach of any covenant, condition or duty of Tenant shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty of Tenant, unless in writing signed by Landlord.

      Section 8.8 Security Deposit. Tenant has agreed to deposit with Landlord the Security Deposit as security for the punctual performance by Tenant of each and every obligation of it under this Lease. In the event of any default by Tenant, Landlord may apply or retain all or any part of the Security Deposit to cure the default or to reimburse Landlord for any sum which Landlord may spend by reason of the default. In the case of every such application or retention, Tenant shall, on demand, pay to Landlord the sum so applied or retained which shall be added to the Security Deposit so that the same shall be restored to its original amount. If at the end of the Term, Tenant shall not be in default under this Lease and shall have delivered to Landlord evidence of final utility service readings and payment thereof, the Security Deposit or any balance thereof, shall be returned to Tenant within [***] days. If Landlord shall sell the Shopping Center, or shall lease the Shopping Center, in either case subject to this Lease, or shall otherwise assign or dispose of this Lease, Landlord may assign and turn over the Security Deposit or any balance thereof to Landlord's grantee, lessee or assignee, and Tenant hereby releases and relieves Landlord from any and all liability for the return of said deposit and shall look solely to said grantee, lessee or assignee; it being expressly agreed that this provision shall apply to each and every sale, conveyance or lease of the Shopping Center or assignment or disposition of this Lease. Landlord shall not be required to place the Security Deposit in an interest-bearing account and said fund shall be returned to Tenant without interest.

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
                                    ARTICLE 9

                              ADDITIONAL PROVISIONS

      Section 9.1. Notices from One Party to the Other. Any notice or demand from Landlord to Tenant or from Tenant to Landlord shall be in writing and shall be deemed duly served if mailed by registered or certified mail, return receipt requested, addressed, if to Tenant, at the address of Tenant set forth herein, or to such other address as Tenant shall have last designated by notice in writing to Landlord, and if to Landlord, at the address of Landlord set forth herein or such other address as Landlord shall have designated by notice in writing to Tenant. Notice shall be deemed served when mailed.

      Section 9.2. Brokerage. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease other than the Broker, if any, named elsewhere in this Lease and covenants to pay, hold harmless and indemnify Landlord from and against any and all costs, expense or liability for any compensation, commissions and charges claimed by the Broker or by any other broker or agent with respect to this Lease or the negotiation thereof with whom Tenant had dealings.

      Section 9.3. Estoppel Certificates. Each of the parties agrees that it will, at any time and from time to time, within twenty (20) business days following written notice by the other party herein specifying that it is given pursuant to this Section, execute, acknowledge and deliver to the party who gave such notice a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Rent and any other payments due hereunder from Tenant have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate the other party is in default in performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which the signer may have knowledge.

      Section 9.4 Applicable Law and Construction. The laws of the state in which the Shopping Center is located shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. All negotiations, considerations, representations and understandings between the parties are incorporated in this Lease. Landlord or Landlord's agents have made no representations or promises with respect to the Shopping Center or the Premises, except as herein expressly set forth. Tenant further understands that this Lease and every other lease agreement with every other tenant or occupant of the Shopping Center is negotiated on its own merits and Landlord does not make any representation as to the similarity of the terms of this Lease with any other such lease or agreement. The headings of the several articles and sections contained herein are for convenience only and do not define, limit or construe the contents of such articles or sections, it being understood that the so-called "Recital" constitutes part of the agreement between Landlord and Tenant. Whenever herein the singular number is used, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders.

      Section 9.5. Relationship of the Parties. Nothing contained herein shall be deemed or construed by the parties hereto, or any third party, as creating the relationship of principal and



                                      9-1
agent or partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computation of Rent nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

      Section 9.6. Limitations on Liability. Landlord and Landlord's agents and employees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or damage to any Person or property sustained by Tenant resulting from any accident or occurrence (unless, subject, however, to the waiver of subrogation provision hereof, caused by or resulting from the negligence or willful acts of Landlord) in or upon the Premises or any other part of the Shopping Center, including, but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind; (iii) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or installation thereof, gas, water and steam pipes, stairs, porches, railings or walks; (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about the building or the Premises; (vii) the escape of steam or hot water; (viii) water, snow, or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the building or the Premises or otherwise;
(ix) the falling of any fixture, plaster, tile or stucco; and (x) any act, omission or negligence of other tenants, licensees or of any other Persons or occupants of the Shopping Center.

      Section 9.7 Landlord's Entry Rights. Landlord or Landlord's agents shall have the right to enter upon the Premises at all reasonable times to examine same and to make such repairs, alterations, improvements or additions to the Premises or to the building as may be necessary, and Landlord shall be allowed to take all materials into and upon the Premises that may be required therefor without the same constituting an eviction of Tenant, in whole or in part, and the Rent shall in nowise abate while such repairs, alterations, improvements or additions are being made by reason of loss or interruption of the business of Tenant because of the prosecution of any such work. However, if as the result of the exercise by Landlord of its rights under this Section 9.7, there is created a substantial and material interference with Tenant's ability to conduct business in the Premises, and Tenant therefore closes for more than [***] consecutive business days, Tenant shall be entitled to an abatement of Fixed Rent for each day after the [***] business day during which the condition continues. Except in emergencies such entry shall be during business hours and on reasonable oral notice to the Person then in charge of the Premises for Tenant. Landlord shall use all reasonable efforts not to unreasonably interfere with or interrupt the conduct and operation of Tenant's business but in no event shall Landlord be required to incur any additional expenses for work to be done during hours or days other than regular business hours or days. Landlord or Landlord's agents shall also have the right to enter upon the Premises after notice as set forth above, at reasonable times to show them to prospective lessees or purchasers of the Shopping Center. During the [***] days prior to the expiration of the Term, Landlord may show the Premises to prospective tenants. If, [***] the end of the Term, Tenant shall have removed all or substantially all of Tenant's property

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
therefrom, Landlord may [***] enter, renovate and redecorate the Premises without elimination or abatement of Rent or the payment of other compensation to Tenant and such action shall have no effect upon this lease.

      Section 9.8. Subordination.

      A. This Lease is and all of Tenant's rights hereunder are subject and subordinate to (i) any ground or underlying (including operation) leases that now exist or may hereafter be placed on the Shopping Center or any part thereof, and (ii) any mortgages or deeds of trust or deeds to secure debt that now exist or may hereafter be placed upon the Shopping Center or the interest under any ground or underlying leases and to any and all advances made thereunder and the interest thereon and to all renewals, replacements, amendments, modifications, consolidations and extensions of any of the foregoing. Tenant covenants and agrees that if any mortgagee of Landlord's interest in any underlying lease or any fee mortgagee succeeds to Landlord's interest under this Lease by foreclosure or otherwise, Tenant will, if requested, attorn to such mortgagee and will recognize such mortgagee as Tenant's landlord under this Lease. At the option of the landlord or any successor landlord thereunder, Tenant agrees that neither the cancellation nor termination of any ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate, nor any foreclosure of a mortgage either affecting the fee title of the Premises or the ground or underlying lease, nor the institution of any suit, action, summary or other proceeding by the landlord or any successor landlord thereof, or any foreclosure proceeding brought by the holders of any such mortgage to recover possession of the leased property, shall by operation of law or otherwise result in the cancellation or termination of this Lease or the obligations of Tenant hereunder, and Tenant covenants and agrees to attorn to the landlord or to any successor to Landlord's interest in the Premises. Tenant shall execute and deliver in recordable form, whatever instruments maybe required to acknowledge or further effectuate the provisions of this Subsection, and in the event Tenant fails to do so within [***] days after demand in writing, such failure shall be deemed a material default hereunder. Any mortgagee or trustee under any such mortgage or deed of trust or deed to secure debt, or the lessor under any such ground or underlying lease may elect that this Lease shall have priority over its mortgage, deed of trust, deed to secure debt, or lease and upon notification of such election by such mortgagee, trustee or lessor to Tenant, this Lease shall be deemed to have priority over said mortgage, deed of trust, deed to secure debt, or ground or underlying lease whether this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust, deed to secure debt, or lease. If the holder of any mortgage, deed of trust, deed to secure debt, or security agreement shall forward to Tenant written notice of the existence of such lien or lease, then Tenant shall, so long as such lien or lease continues, give to such lienholder or lessor the same notice and opportunity to correct any default as is required to be given to Landlord under this Lease but such notice of default may be given to Landlord and such lienholder or lessor concurrently.

      B. If so requested by Tenant, Landlord shall use reasonable efforts to obtain non-disturbance and attornment agreements from any ground or underlying lessors or present or

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                                      9-3
future mortgagees of Landlord's interest in the Premises, which efforts shall consist only of Landlord's making a written request for such agreements on behalf of Tenant. Tenant shall cooperate in all respects with Landlord's efforts, shall provide any information reasonably required by such mortgagees or lessors and shall pay such fees or expenses as may be requested by such parties in connection with such agreements. Landlord shall not be required to institute any legal action or proceeding in order to obtain said agreements. The foregoing shall not be deemed a condition to the effectiveness or continuing effectiveness of this Lease.

      Section 9.9 Construction on Adjacent Premises or Buildings. If any construction, excavation or other building operation shall be about to be made or shall be made on any premises adjoining or above or below the Premises or on any other portion of the Enclosed Shopping Center, Tenant shall permit Landlord, or the adjoining owner, and their respective agents, employees, licensees and contractors, to enter the Premises and to strengthen, add to or shore the foundations, walls, columns or supporting members thereof, and to erect scaffolding and/or protective barricades around and about the Premises (but not so as to preclude entry thereto) and to do any act or thing necessary for the safety or preservation of the Premises. Except as may be expressly set forth to the contrary in this Section 9.9, Tenant's obligations under this Lease shall not be affected by any of the foregoing or any such construction or excavation work, shoring-up, scaffolding or barricading. Landlord shall not be liable in any such case for any inconvenience, disturbance, loss of business or any other annoyance arising from any such construction, excavation, shoring-up, scaffolding or barricades, but Landlord shall use its best efforts so that such work will cause as little inconvenience, annoyance and disturbance to Tenant as possible, consistent with accepted construction practice in the vicinity, and so that such work shall be expeditiously completed. It is understood by Tenant that shopping centers are at times expanded or reconfigured by the addition of new or reconfigured buildings, improvements or structures (including multilevel, decked or subsurface parking structures) and if the foregoing occurs, Landlord shall have the right of access to enter upon the Premises to perform construction work and shall use its reasonable efforts to complete all construction in the Premises as promptly as possible (considering the nature and extent of the construction and subject to prudent construction practices). Landlord shall have the right to require Tenant to temporarily curtail its business or to temporarily close the Premises if necessary in connection with the construction work. Accordingly, (i) if Landlord requires Tenant to temporarily suspend business or to temporarily close the Premises because of any such changes or
(ii) if Tenant's use and occupancy of the Premises or Tenant's access to the covered mall in front of the Premises is materially, adversely interfered with and Tenant temporarily closes for business, Tenant shall receive an abatement of Rent (except Percentage Rent) on a per diem basis for the number of days for which Tenant is required to close. Notwithstanding the foregoing, [***] because of the proposed expansion, [***] said expansion.

      Section 9.10 Mall Expansion.

      A. In the event Landlord shall add additional buildings to the Enclosed Shopping Center or otherwise expand or reconfigure the Enclosed Shopping Center, Landlord shall have

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                                      9-4
the right to relocate Tenant's operation to other premises (the "New Premises") in another part of the Enclosed Shopping Center in accordance with the following provisions: The New Premises shall be substantially the same in size and configuration as the Premises described in this Lease and, to the extent reasonably possible, shall be located in an area having, in Landlord's reasonable judgment, comparable pedestrian traffic. If the New Premises have been previously occupied, Landlord shall deliver the New Premises to Tenant in "as is" condition. If the New Premises consist of newly created leasable area, Landlord shall deliver the New Premises to Tenant in a "shell" condition (i.e., Landlord shall provide a concrete slab, demising studs, an empty electrical conduit to the New Premises, sprinkler, water and sewer service to the New Premises, and a common exhaust vent). Landlord shall give Tenant at least [***] days' notice of Landlord's intention to relocate Tenant's operation to the New Premises. To the extent determined by Landlord to be practicable, Tenant's Work in the New Premises shall be prosecuted while Tenant is open for business in the Premises herein demised and the physical move shall take place during non-business hours, if reasonably possible, or during such other period as shall be mutually agreed upon by Landlord and Tenant. Rent (except Percentage Rent) and all other charges shall abate for any period during which Tenant's operation shall be closed to the public as a result of the relocation and there shall be excluded from the computation set forth in Section 3.3A of this Lease the amount of Fixed Rent which would otherwise be payable for such period. Landlord shall not have the right to relocate Tenant's operation more than once during the Term. If the New Premises are smaller or larger than the Premises described in this Lease, Fixed Rent for the balance of the original Term of this Lease shall be adjusted to a sum computed by multiplying the Fixed Rent specified in Article 1, by a fraction, the numerator of which shall be the total number of square feet of Floor Space in the New Premises and the denominator of which shall be the total number of square feet of Floor Space in the Premises described in this Lease. All other charges based upon Floor Space shall likewise be adjusted proportionately. In addition, the original Term hereof shall be extended for such period of time (the "Extension Period") as shall be necessary to permit Tenant to occupy the New Premises for the same number of days and months as constituted the original Term hereunder [e.g., if Tenant's original Term was seven (7) years and Tenant opens for business in the New Premises on the fifteenth day of the fifty second (52nd) month, the Extension Period will be fifty one (51) months and fifteen (15) days]. During the Extension Period, Fixed Rent shall be payable at such rates as constitute the then fair market rental ("FMR"), as determined in accordance with paragraph (D) hereof, and all Additional Rent, including the Promotion Fund Charge, shall be at the rates and payable on the terms then in effect for new retail leases at the Enclosed Shopping Center.

      B. In the event the New Premises described in Landlord's relocation notice are unacceptable to Tenant, Tenant shall have the right, as its sole and only remedy, exercisable by written notice to Landlord given within [***] days following receipt of Landlord's relocation notice, to terminate this Lease, such termination to be effective as of the proposed relocation date set forth in Landlord's notice. Failure by Tenant to timely exercise such right shall be deemed a waiver with respect thereto and confirmation that the New Premises are acceptable to Tenant. Such termination shall be Tenant's sole and only remedy in the event of Tenant's refusal to accept relocation to the New Premises, it being understood that should Tenant refuse for any

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                                      9-5
reason to relocate, but fail to terminate this Lease in accordance with the foregoing, this Lease shall nevertheless expire on the date set forth in Landlord's relocation notice.

      C. If Tenant shall accept the New Premises, Landlord shall pay, within ninety (90) days following the date Tenant opens for business in the New Premises, the then unamortized cost of the permanent leasehold improvements (excluding, inter alia trade fixtures and equipment, furnishings, decorations, inventory and other items of personal property) initially made by Tenant in the original Premises pursuant to Article 2 of this Lease, assuming a useful life equal to the length of the original Term of this Lease and amortization on a straight line basis. Tenant shall, not later than, [***] days following the Commencement Date, deliver an affidavit of an officer of Tenant and a certificate of Tenant's architect accompanied by such bills, contracts, receipts, invoices, cancelled checks and the like as Landlord may reasonably require, specifying the cost of Tenant's leasehold improvements, which amount shall, unless disputed by Landlord, thereupon be the basis for the amount to be paid by Landlord pursuant to this provision.

      D. FMR during the Extension Period, if any, shall be determined as follows:

            (1) Within [***] days following the date of Landlord's relocation notice to Tenant, Landlord shall deliver to Tenant a written proposal setting forth Landlord's determination of FMR (on a per square foot basis) for the New Premises during the Extension Period.

            (2) Within [***] days thereafter, Tenant shall deliver to Landlord
(a) written acceptance of Landlord's proposed FMR or (b) a counterproposal setting forth Tenant's determination of such annual FMR. Failure by Tenant to respond to Landlord's proposal within the aforesaid 30-day period shall be deemed confirmation that Landlord's determination of FMR is acceptable to Tenant.

            (3) If Tenant shall deliver a counterproposal as aforesaid, then for the ensuing 30-day period, Landlord and Tenant shall conduct good faith negotiations in an effort to agree upon FMR.

            (4) If Landlord and Tenant are unable to reach agreement within said 30-day period, then, within ten (10) days thereafter, each shall appoint an independent real estate appraiser who is then, and has been for a minimum of ten
(10) years, a member of the American Institute of Real Estate Appraisers. If Tenant shall fail to make timely appointment of an appraiser, then Landlord's appraiser shall make the determination of FMR, and such determination shall be binding upon both parties.

            (5) The appraisers shall, within [***] days following their appointment, render their joint determination of FMR for the New Premises for each year of the Extension Period, and such determination shall be binding and conclusive upon Landlord and Tenant. Should the appraisers be unable to reach agreement as to FMR within said [***]-day period, then

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                                      9-6
together they shall designate a third appraiser, who shall select either the FMR proposed by Landlord's appraiser or the FMR proposed by Tenant's appraiser as the Fixed Rent (per square foot) to be paid by Tenant for the New Premises during the Extension Period, and such determination by the third appraiser shall be binding and conclusive on both Landlord and Tenant. The cost of the appraisal shall be shared equally by Landlord and Tenant.

      Section 9.11 Short Form Lease. Tenant agrees not to record this Lease. Either party shall, at the request of the other, execute, acknowledge and deliver, at any time after the date of this Lease, a memorandum or notice of lease prepared by the requesting party, but the provisions of this Lease shall control the rights and obligations of the parties.

      Section 9.12 Binding Effect of Lease. The covenants, agreements and obligations herein contained, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. In particular the provisions of Subsection F of Section 6.2 shall bind the executors, administrators or other personal representatives of Tenant, if an individual, or its successors, if Tenant is a corporation or partnership. Each covenant, agreement, obligation or other provisions herein contained shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, not dependent on any other provision of this Lease unless otherwise expressly provided.

      Section 9.13 Effect of Unavoidable Delays. The provisions of this Section shall be applicable if there shall occur, during the Term, or prior to the commencement thereof, any (i) strike(s), lockout(s) or labor dispute(s); (ii) inability to obtain labor or materials, or reasonable substitutes therefor; or
(iii) acts of God, governmental restrictions, regulations or controls, enemy or hostile governmental action, civil commotion, fire or other casualty, or other conditions similar or dissimilar to those enumerated in this item (iii) beyond the reasonable control of the party obligated to perform. If Landlord or Tenant shall, as the result of any of the above-described events, fail punctually to perform any obligation on its part to be performed under this Lease, then such failure shall be excused and not be a breach of this Lease by the party in question, but only to the extent occasioned by such event. If any right or option of either party to take any action under or with respect to this Lease is conditioned upon the same being exercised within any prescribed period of time and such named date, then such prescribed period of time and such named date shall be deemed to be extended or delayed, as the case may be, for a period equal to the period of the delay occasioned by any above-described event. Notwithstanding anything herein contained, the provisions of this Section shall not be applicable to or in determining the date of commencement of or the continuance of Tenant's obligation to pay Rent or its obligations to pay any other sums, moneys, costs, charges or expenses required to be paid by Tenant hereunder.

      Section 9.14 No Oral Changes. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

      Section 9.15 Executed Counterparts of Lease. This Lease may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease.


                                      9-7

      Section 9.16 Landlord's Liability.

      A. In the event of sale or transfer of all or any portion of the Shopping Center or any undivided interest therein, or in the event of the making of a lease of all or substantially all of the Shopping Center, or in the event of a sale or transfer of the leasehold estate under any such lease, the grantor, transferor or lessor, as the case may be, shall thereafter be entirely relieved of all terms, covenants and obligations thereafter to be performed by Landlord under this Lease to the extent of the interest or portion so sold, transferred or leased, provided that (i) any amount then due and payable to Tenant or for which Landlord or the then grantor, transferor or lessor would otherwise then be liable to pay to Tenant (it being understood that the owner of an undivided interest in the fee or any such lease shall be liable only for his or its proportionate share of such amount) shall be paid to Tenant; (ii) the interest of the grantor, transferor or lessor, as Landlord, in any funds then in the hands of Landlord or the then grantor, transferor or lessor in which Tenant has an interest, shall be turned over, subject to such interest, to the then grantee, transferee or lessee; (iii) notice of such sale, transfer or lease shall be delivered to Tenant and (iv) the grantee, transferee or lessee shall assume in writing all of Landlord's obligations under this Lease accruing from the date of the transaction.

      B. Tenant agrees that it shall look solely to the estate and property of Landlord in the land and buildings comprising the Shopping Center and the income therefrom (subject to prior rights of the holder of any mortgage or deed of trust on any part of the Shopping Center) for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord; and no other assets of Landlord, its members or shareholders shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.


                                      9-8

      IN WITNESS WHEREOF, Landlord and Tenant have hereunto executed this Lease as of the day and year first above written.

(TENANT)                                 SILICON ENTERTAINMENT, INC.

                                         By: /s/ Chris Morse
                                             -----------------------------------

(LANDLORD)                               MALL OF GEORGIA, LLC, a Delaware
                                         limited liability company

ATTEST:                                  By:   CPI-GEORGIA CORPORATION,

                                         a Delaware corporation, Managing Member

                                         By: /s/ David Simon
------------------------------------         -----------------------------------
Secretary


                                      9-9

                           (TENANT, if a Corporation)

STATE OF CALIFORNIA    )
                       )  ss.:
COUNTY OF SANTA CLARA  )

      On this 2nd day of September, 1999, before me personally came Chris Morse, to me known, who being by me duly sworn, did depose and say that s(he) resides at 210 Hacienda Avenue, Campbell, CA 95008, that (s)he is the Vice President of Silicon Entertainment, the corporation described herein and which executed the foregoing instrument; and that (s)he signed his name thereto by authority of the Board of Directors of the said corporation.

                                        /s/ Laurie Shermer
                                        -------------------------------
                                        Notary Public

RIDERS TO LEASE AGREEMENT dated September 23rd, 1999 between MALL OF GEORGIA, L.L.C., a Delaware limited liability company, as Landlord, and SILICON ENTERTAINMENT, INC., d/b/a "NASCAR Silicon Motor Speedway" or "Silicon Motor Speedway", as Tenant, for Store No. 2068 at Mall of Georgia, Gwinnett County, Georgia.

--------------------------------------------------------------------------------

      IN THE EVENT OF ANY INCONSISTENCIES BETWEEN THESE RIDERS AND THE PRINTED FORM OF THIS LEASE, THE RIDERS SHALL BE DEEMED TO CONTROL.

RIDER #1 - Construction of Shopping Center

      Landlord has commenced construction of the Shopping Center of which the Premises will be a part. Tenant will occupy Store No. 2068, consisting of approximately 5,895 square feet. Tenant's Premises in the Enclosed Shopping Center is shown on Exhibit B for illustrative purposes and Landlord reserves the right to increase, eliminate, reduce or change the number, type, size, location, elevation, nature and use of any part of the Enclosed Shopping Center and make changes, additions, subtractions, alterations or improvements in or to the Enclosed Shopping Center.

RIDER #2 - amending Article 1 - Size of Premises

      Landlord and Tenant acknowledge that the Fixed Rent set forth on page 1-1 has been calculated assuming that the Premises shall consist of 5,895 square feet of Floor Space. As soon as practicable after Tenant's Work is completed, Landlord shall cause the Premises to be measured and the Floor Space of the Premises to be determined in accordance with the definition thereof set forth in
Article 1. In the event the Floor Space of the Premises varies from 5,895 square feet, the Fixed Rent shall be adjusted on the basis of [***] per square foot for each of the first (1st) through [***] years of the Term and $30.00 per square foot for each of the [***] through [***] years of the Term. The Promotion Fund Charge and Environmental Charge set forth on page 1-1 shall also be adjusted to reflect such variance. In no event, as a result of remeasurement shall the Size of the Premises be deemed to vary by more than [***] square feet. Landlord and Tenant shall execute, acknowledge and deliver a supplemental agreement specifying the adjusted annual Fixed Rent, Promotion Fund Charge and Environmental Charge. The form of the Supplemental Agreement is annexed hereto as Exhibit F.

RIDER #3 - Landlord's Work

      Landlord has performed the work (Landlord's Work) described in Exhibit E annexed hereto and made a part hereof. The cost of those items of Landlord's Work which are to be performed at Tenant's expense are designated on page 5 of Exhibit E. In no event shall the aggregate costs to Tenant of items A, B, C, D, E, G, H and I exceed [***] percent of the cost listed on Exhibit E. Such costs shall be deemed Additional Rent under the Lease, shall be billed

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to Tenant upon commencement of Tenant's Work, and shall be due and payable within [***] days thereafter.

      After delivering possession of the Premises to Tenant, Landlord shall not then alter the size and/or shape of the Premises without Tenant's consent, which consent may be withheld in Tenant's sole discretion.

RIDER #4 - Disputes

      In the event of any dispute between Landlord and Tenant concerning the date of substantial completion of Landlord's Work or the Size of Premises or any part thereof, or whether or not access to the Premises is available as contemplated in these riders, such dispute shall be determined by an architect selected by Landlord's and Tenant's architect, whose decision shall be binding on the parties and whose fees for such determination shall be borne equally by the parties. Until such determination shall have been made, Tenant shall pay all Rent as, when and in the amounts billed by Landlord, subject to reimbursement, if any, as indicated by decision of the architect.

RIDER #5 - Grand Opening Contribution

      On the first day of the month next following the month in which the Commencement Date occurs, Tenant shall pay to Landlord, as a contribution toward the promotion of the Grand Opening of the Enclosed Shopping Center (the "Grand Opening Contribution") the sum of [***] per square foot]. In addition, Tenant shall reasonably cooperate with Landlord in all Grand Opening activities at no additional cost to Tenant.

RIDER #6 - amending Article 1 - Tenant's Trade Name

      Tenant may change its Trade Name to any other name then being used by substantially all of Tenant's chain of stores currently doing business as "Nascar Silicon Motor Speedway" or "Silicon Motor Speedway"; provided, however, said name does not conflict with a name then being used by another tenant in the Shopping Center.

RIDER #7 - amending Article 1 - Construction Barrier Fee

      Tenant shall install a construction barrier at the Premises and decorate such barrier with a NASCAR motif display announcing Tenant's scheduled opening.

RIDER #8 - Tenant's Work and amending Section 2.1

      Tenant shall commence Tenant's Work when possession of the Premises is made available to Tenant. Landlord's Work is substantially complete in the Premises, and possession of the Premises shall be deemed to have been delivered to Tenant on the later of (i) the date of the Lease and (ii) the date that Tenant has received its conditional use permit (if necessary) and

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all other approvals required for Tenant to commence Tenant's Work in the
Premises. In the event Tenant, despite its good faith efforts to do so, Tenant is unable to secure all Necessary Approvals required for Tenant to conduct its business at the Premises for the Permitted Use within [***] months after the date of the Lease, Tenant shall have the right to terminate this Lease. Landlord's Work is substantially completed in accordance with Landlord's plans and specifications on Exhibit E and access to the Premises through the Common Area is available and the Premises are in a condition to accept the installation of Tenant's Work, as reasonably determined by Landlord's architect, notwithstanding that other stores in the Enclosed Shopping Center may not be ready for occupancy by other tenants. Tenant's Work Period shall be as provided in Article 1 of this Lease. Tenant's Work shall be performed in accordance with the terms of the Tenant Design Criteria Manual to be furnished to Tenant by Landlord.

RIDER #9 - Temporary Utility Charges during Tenant's Work Period

      Throughout Tenant's Work Period, Tenant shall pay, promptly upon receipt of bills therefor, for all utilities used at the Premises and for refuse removal, in the amounts referenced in Exhibit E.

RIDER #10 - Coordination of Work

      The timing and progress of Tenant's Work and the work of other tenants, Landlord's Work, and work in the Interior Common Area shall be coordinated with Landlord or its designee. In the event of any dispute with respect to deliveries, parking, storage of equipment or materials or vehicles, traffic flow, or any other matter or thing relating to Landlord's Work, Tenant's Work or the work of other tenants, such dispute shall be determined by Landlord or Landlord's designee, in their sole discretion. Tenant and its agents or contractors, when requested, shall attend at the Shopping Center, during business hours, all construction meetings convened by Landlord or its representative, and they shall comply with all reasonable and nondiscriminatory rules and regulations adopted from time to time by Landlord or its designee. Neither Tenant nor its agents shall park or store any vehicles, equipment, materials or supplies other than within Tenant's Premises, without the specific written consent of Landlord.

RIDER #11 - amending Article 1 - Term

      In the event Tenant's Gross Sales shall be less than [***] in the [***] full (twelve (12) month) Lease Year, Tenant may terminate this Lease by written notice served not later than thirty (30) days after delivery to Landlord of Tenant's annual statement of Gross Sales for the [***] full Lease Year. Tenant's termination notice shall specify a date for the termination of this Lease which shall be not less than [***] days nor more than [***] days from the date thereof. Tenant's right to terminate as aforesaid and the effectiveness of Tenant's notice is conditioned upon (i) payment by Tenant to Landlord of an amount equal to the unamortized portion of Landlord's Contribution assuming a useful life equal to the original Term and unamortization on

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a straight-line basis, and (ii) payment by Tenant to Landlord of all Rent and other charges due to the date of termination.

RIDER #12 - amending Article 1 - Storage Space

      Page 1-5, line 2, delete "soley" and substitute "solely".

RIDER #13 - amending Article 1 - Permitted Use

      (A) Provided the same have been approved by Landlord on Tenant's Plans, Tenant shall be allowed to place a full size race car within the Premises in the area immediately fronting on Tenant's entrance to the Premises. Landlord acknowledges that the race car may be fitted with operating lights, including flashing lights, a "fogging" device to simulate exhaust emissions and race car sound effects. However, Tenant's operation of such race car shall remain subject to the terms and conditions of the Lease (including, but not limited to Section
6.2 thereof) and shall not cause an adverse effect on the Shopping Center activities conducted in or from the Common Areas or interfere with any other tenant's quiet enjoyment of its premises.

      (B) Tenant shall be allowed to employ a "greeter" at the Premises who would greet Tenant's customers in the Common Area immediately adjacent to the Premises.

      (C) Landlord hereby consents to tenant's use of hydraulic oil in connection with the operation of the stimulators and cleaning and office products customarily used in retail or office premises so long as such materials are used, handled, stored and disposed of in accordance with applicable laws.

RIDER #14 - amending Article 1 -Necessary Approvals

      Necessary Approvals shall not include those approvals Landlord is required to secure under this Lease.

RIDER #15 - amending Section 2.1

      (A) Landlord shall approve or reject to Tenant's plans and specifications within twenty (20) days of submission by Tenant. If Landlord rejects Tenant's plans, Landlord shall provide a detailed explanation why the plans were so rejected. If Landlord responds to Tenant's plans and specifications later than [***] days after any submission by Tenant, the Tenant's Work Period shall be extended on a day for day basis.

      (B) Landlord agrees that it shall contribute the sum of [***] per square foot of Floor Space at the Premises (Landlord's Contribution) towards the cost of Tenant's Work on the terms set forth below:

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            (1) Landlord shall not be required to make Landlord's Contribution unless this Lease is in full force and effect and Tenant is not in default beyond any applicable cure period hereunder and the leasehold improvements (excluding fixtures, furnishings and equipment) at the Premises are free of all liens.

            (2) Landlord's Contribution shall be used only for alterations, improvements, fixtures and equipment which become part of or attached or affixed to the realty, including heating, ventilating and air conditioning systems, walls, floors and ceiling, but excluding trade fixtures, furniture and furnishing or other personal property.

            (3) Landlord's Contribution shall be made in installments as follows:

            [***] upon completion of [***] of Tenant's Work;
            [***] upon completion of [***] of Tenant's Work.

      The final installment shall be paid upon the last to occur of (i) the opening for business by Tenant in the Premises and (ii) the completion of Tenant's Work as certified pursuant to Section (4)(b) below.

            (4) Prior to and as a condition precedent to Landlord's obligation to pay any installment, Tenant shall deliver to Landlord's Managing Agent at the Shopping Center:

               (a) an affidavit of the principal officer of Tenant to the effect that all leasehold improvements (excluding fixtures, furnishings and equipment) at the Premises are free and clear of all mechanics liens, encumbrances and charges;

               (b) an affidavit sworn to by Tenant's general contractor to the effect that it has been paid all sums due to it through the date of the affidavit or the requisition date, and all subcontractors, materialmen and suppliers and all costs of labor, including payroll taxes and charges, have been paid through the date of the affidavit or the requisition date; said affidavit to contain the names of all subcontractors, materialmen and suppliers, specific amounts, if any, due to each and to be accompanied by copies of all requisitions;

               (c) conditional lien waivers with respect to work performed and materials supplied to the date of each respective lien waiver or the requisition date, executed by Tenant's general contractor and all subcontractors, materialmen and suppliers supplying in excess of [***] worth of labor and/or materials;

               (d) an affidavit from the architect having supervision over Tenant's Work to the effect that Tenant's Work has been completed to the extent necessary to qualify for an advance and in accordance with the plans and specifications approved by Landlord, to such architects actual knowledge, and in compliance with all Governmental Requirements.

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            (5) Prior to and as a condition precedent to Landlord's obligation to pay the final installment, Tenant shall also deliver to Landlord's Managing Agent at the Shopping Center:

               (a) a current search of the public records issued by a title insurance or title abstract company reasonably satisfactory to Landlord showing that the Premises, including all installations therein (excluding fixtures, furnishings, and equipment), are free and clear of all mechanics liens, charges, and encumbrances and that there are no judgments, levies, attachments, liens or tax liens issued, pending or in effect with respect to Tenant;

               (b) an affidavit sworn to by such subcontractors and suppliers supplying in excess of [***] worth of labor and/or materials to the effect that they have been paid all sums due them.

               (c) a conditional certificate of occupancy and fire underwriters certificate for the Premises and such other approvals of Tenant's Work which may be necessary for the conduct of Tenant's business or as may be required by any Governmental Authority (subject to any and all approvals to be secured by Landlord under this Lease).

            (6) Tenant shall not mortgage, pledge, assign or hypothecate Tenant's right to receive Landlord's Contribution.

      (C) Tenant's acceptance of the Premises is subject to and excluding latent defects and items of repair which are Landlord's responsibility as elsewhere set forth in this Lease.

      (D) In the event a multiple-user antenna and/or satellite system is installed or caused to be installed in the Shopping Center by Landlord, Tenant shall be permitted to utilize said system pursuant to separate agreement with Landlord and/or the vendor of such system and subject to all provisions regarding the use of such system as contained in such separate agreement, which shall be mutually agreed upon by Tenant and Landlord and/or the vendor of such system. In the event Tenant and Landlord and/or such vendor are unable to mutually agree on terms of a satellite agreement, or such system is not made available for Tenant's use, Tenant shall be permitted to install a satellite dish (hereinafter "Dish") at the Center, subject to the following terms, conditions and limitations:

               (a) Tenant shall provide [***] days prior written notice of its intent to install the Dish, and shall provide plans and specifications for the location and installation of the Dish for Landlord's review and approval concurrently with such notice. Such plans shall be in accordance with Landlord's current design criteria and must conform to the reasonable requirements of Landlord's roofing consultant, in part, in order to protect Landlord's roof warranties;

               (b) The location of the Dish shall be on the roof of the Shopping Center or such other location as Landlord, in its sole and absolute discretion, shall approve;

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provided that such location provides for the clear transmission of signals from the Dish, and in no event shall such installation affect the structural integrity of the roof or any other area where the Dish has been installed;

               (c) The installation and maintenance of the Dish, including any necessary structural support to the roof and/or screening shall be at Tenant's sole cost and expense;

               (d) The Dish shall be installed within the existing wall screen, if any; however, Landlord may require Tenant to further screen or otherwise shield the Dish from view by providing fencing, screening materials or landscaping satisfactory to Landlord;

               (e) Tenant shall procure and maintain any approval(s) and/or permits required by any governmental authority having jurisdiction thereof and shall deliver evidence of same to Landlord prior to commencing installation. In the event the use or installation of the Dish is in violation of applicable law or any agreement of Landlord or the Shopping Center regarding the Shopping Center, Tenant shall not be permitted to use, install or maintain the Dish and shall be required to remove the Dish from the Shopping Center;

               (f) Tenant's installation or operation of the Dish shall in no way interfere with the operation of any other transmission or receiving device at the Center;

               (g) Tenant shall give Landlord two (2) days prior notice of the necessity to access the Dish for service, except in the case of an emergency, or such shorter period of time as Landlord may allow;

               (h) The Dish and related equipment shall remain the property of Tenant. Tenant shall remove the Dish at the expiration or earlier termination of the Lease Term and repair any damage occurring as a result thereof, at Tenant's sole cost and expense; and

               (i) Only one Dish will be permitted at the Center for the joint use of Tenant and Tenant's affiliates. Further, Tenant shall not re-sell satellite dish services to any other tenant or occupant in the Shopping Center

      (E) Tenant shall submit its Design Drawings to Landlord in compliance with the Design Criteria. In the event that Landlord approves Tenant's Design Drawings (as Tenant may agree to modify such plans and specifications in response to Landlord's comments thereto in accordance with the following sentence), then Landlord will be deemed to have approved the measures taken by Tenant to minimize noise and vibration and, thereafter, Tenant shall not be in default under the Lease as a result of noise or vibration associated with the permitted use of the Premises. In the event that Landlord does not approve Tenant's Design Drawings (for reasons relating to the measures taken therein to minimize noise and vibration) within the timeframe required for Landlord's disapproval in accordance with the Design Criteria, and notwithstanding anything to the contrary contained in the Design Criteria, Landlord shall deliver written notice to Tenant thereof (such notice a "Design Drawing Rejection Notice") and
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with reasonable alternative recommendations with respect thereto. Tenant shall, for a period of [***] business days after Tenant's receipt of the Design Drawing Rejection Notice, have the right to either (i) agree to incorporate Landlord's recommendations or otherwise address the reasons for Landlord's rejection (as set forth in the Design Drawing Rejection Notice) in a manner mutually agreeable to Tenant and Landlord or (ii) terminate the Lease and neither party shall incur any liability as a result of such termination; provided, however, if Landlord's recommendations are commercially reasonable and if the cost that would be incurred by Tenant therefor is equal to [***] or less, then Tenant shall incorporate Landlord's recommendations into its design and proceed with construction; provided, further, upon Tenant's incorporation of Landlord's recommendations into its design, Landlord shall be deemed to have approved the measures taken by Tenant to minimize noise and vibration. Landlord shall have the right to nullify Tenant's right to terminate, as provided above, if, within the aforementioned [***] day notice period, Landlord notifies Tenant, in writing, that Landlord shall increase Landlord's Contribution by the amount by which the cost to implement Landlord's recommendations exceeds [***]. Notwithstanding the foregoing, if unreasonable noise or vibration occurs (i.e., so as to materially adversely affect the Shopping Center or the business of adjacent tenants) after the Premises are open for business, then Tenant will agree to take such steps as are reasonably necessary to reduce such noise or vibration, as applicable, the cost of which would be split evenly by Landlord and Tenant; provided however, if Tenant's expenditure of Tenant's portion of such costs would, in Tenant's good faith discretion, (1) materially reduce Tenant's expected returns from the operation of the Premises, or (2) affect the performance of one or more of its equipment so as to materially and adversely affect the sensory experience created thereby (e.g., reducing the vertical movement or the volume of the racing simulators), or (3) otherwise make Tenant's operation of its business in the Premises infeasible, then Tenant shall, for a period of [***] days after receiving Landlord's request to make such expenditures, have the right to elect not to make such expenditures as are requested by Landlord and instead terminate this Lease, and neither party shall incur any liability as a result of such termination.

RIDER #16 - amending Section 2.2

      (A) Page 2-1, line 21, after "specifications" insert "which shall take place as set forth in Section 2.1".

      (B) Page 2-1, line 27, prior to "interfere" insert "unreasonably".

      (C) Page 2-1, line 31, after "make" insert "and notify Tenant in writing".

      (D) Page 2-2, line 3, prior to "the end" insert "[***] days following".

      (E) Page 2-2, line I 1, after "discharge" insert ", bond".

      (F) Page 2-2, line 12, delete "[***]" and substitute "[***]".

      (G) Page 2-2, line 14, after "shall" insert "use best efforts to".

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RIDER #17 - amending Section 2.4

      Page 2-2, lines 29-30, delete "not less than ... this Lease" and substitute "at the time Tenant first requests consent thereto".

RIDER #18 - amending Section 2.5

      Page 2-2, line 39, after "within" insert "[***] days after".

RIDER #19 - amending Section 2.5 and 6.1 B

      Tenant shall not be obligated to continuously operate from the Premises
(i) for a period of up to [***] days and after notice to Landlord while Tenant is carrying on remodeling activities, (ii) for up to [***] days per year for the taking of inventory, (iii) while Tenant is unable or reasonably unwilling to operate as a result of casualty or natural disaster, condemnation, interruption of utilities or services, extremely inclement weather, civil unrest, operation of the business would expose Tenants' employees, agents or invitees to an unreasonable risk of physical injury or property damage, or other force majeure events, (iv) while Tenant's use and occupancy of the Premises is prohibited by any law, ordinance, order or other act of any judicial, governmental or quasi-governmental authority.

RIDER #20 - amending Section 2.6

      Provided Tenant maintains the Premises in a state consistent with the standards required by the Lease and in accordance with Tenant's remodel and maintenance practices for its chain of stores, the provisions of Section 2.6 shall be deemed waived.

RIDER #21 - amending Section 3.2

      So long as the Tenant operating in the Premises is the Tenant named herein or any assignee of Silicon Entertainment, Inc. pursuant to Section 6.2(F)(2), the second sentence of Section 3.2 shall be deemed deleted. In addition, the foregoing Fixed Rent increase shall only apply to Department Stores which open after the effective date of any such assignment.

RIDER #22 - amending Section 3.3B

      The following shall not be included in (or may be deducted from) Gross
Sales:

      (A) Receipts from bulk sales to jobbers and the like made for the purpose of clearing stock of old and/or obsolete merchandise;

      (B) Receipts from the bulk sale of the entire stock of merchandise in the Premises, or a substantial portion thereof, to a successor to the business of Tenant;

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      (C) Fees charged by credit card companies for the transactions originating in, or from the Premises not to exceed [***] percent of Gross Sales per Lease Year;

      (D) Sale of fixtures, trade fixtures or personal property after use in the Premises;

      (E) Free use of games and discounted sales to Tenant's employees not to exceed [***] percent of Gross Sales per Lease Year;

      (F) Revenue received from mailing, delivery or other service performed on a non-profit basis for the benefit of Tenant's customers;

      (G) Rents, subrents, or other consideration received in connection with an assignment, sublease, license, concession (however, Gross Sales, if any, for such transferee shall be included) including license fees otherwise payable by Tenant in connection with a third party license agreement;

      (H) Amounts required to be paid by Tenant under any agreement related to Tenant's use of the NASCAR name, not to exceed [***] percent of Gross Sales per Lease Year; and

      (1) Discounts given for promotional coupons that are redeemed from time to time not to exceed [***] percent per Gross Sales per Lease Year.

RIDER #23 - amending Section 3.3C

      (A) Page 3-2, line 39, after "to time" insert "but no more than twice per calendar year".

      (B) Page 3-2, line 41, delete "[***]" and substitute "[***]".

      (C) Page 3-3, line 1, delete "[***]" and substitute "[***]" in both instances.

      (D) Page 3-3, lines 8 and 18, delete "[***]" and substitute "[***]".

      (E) Page 3-3, line 10, after "to time" insert "but no more frequently than twice per calendar year".

      (F) Page 3-3, line 22, delete "[***]" and substitute "[***]".

      (G) Page 3-3, line 22, after "more" insert "and such understatement results in underpayment of Percentage Rent".

      (H) Page 3-3, line 23, delete "but Tenant shall remain liable hereunder" and substitute "and Landlord shall have the remedies".

RIDER #24 - amending Section 3.3D

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      (A) Page 3-3, line 35, delete "[***]" and substitute "[***]".

      (B) Page 3-3, line 36, delete "Landlord's request therefor" and substitute "the end of the calendar month".

RIDER #25 - amending Section 3.3E

      Page 3-4, line 1, delete "[***]" and substitute "[***]".

RIDER #26 - amending Section 3.4

      (A) Page 3-4, line 22, delete "[***]" and substitute "[***]".

      (B) Page 3-4, line 26, after "elects" insert "upon written notice to Tenant,".

      (C) Page 3-5, line 42, prior to "tax" insert "rebate, abatements of taxes or".

RIDER #27 - amending Section 3.4

      (A) With respect to any special assessments made by governmental authorities for street improvement, traffic mitigation or similar physical improvements, Landlord may, at its option, pay any such special assessments in one lump sum when due or, if permitted by law, Landlord may elect to pay such special assessments in installments. In the event Landlord shall pay any special assessment in full when due, Tenant shall nevertheless reimburse Landlord for its share thereof based upon the installment payments including principal and interest which Landlord would have been obligated to pay had Landlord elected to pay the special installment in the maximum number of installments permitted. Tenant's installment payments for such special assessment shall be due and payable on the same dates that they would have been payable to the taxing authority had Landlord elected to pay the special assessment in installments.

      (B) Tenant shall be required to pay only Tenant's proportionate share of such assessments to the extent Tenant's proportionate and amortized share thereof corresponds to the Lease Term.

RIDER #28 - amending Section 3.4C

      Page 3-4, line 43, prior to "gift" insert "change in ownership".

RIDER #29 - amending Section 3.5

      (A) Page 3-6, line 23, delete "[***]" and substitute "[***]".

      (B) Page 3-7, line 29, delete "[***]" and substitute "[***]".

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      (C) In no event shall Common Area Operating Costs for the first twelve
(12) months of the Term exceed [***] per square foot of Floor Space at the Premises.

      (D) Commencing the second full year of the Term, the annual increases for Common Area Operating Costs shall not exceed [***] percent.

      (E) With respect to items costing more than [***], Landlord shall not include such costs in Common Area Operating Costs for the year in which they are incurred, but in lieu thereof shall depreciate (or amortize) such items over a period of not less than [***] nor more than [***] years, as reasonably determined by Landlord in accordance with generally accepted accounting principles for the shopping center industry, consistently applied. In such cases, only that portion of the depreciation (or amortization) allocable to the year for which Common Area Operating Costs are being determined and interest on the undepreciated (or unamortized) portion shall be included in then current costs.

      (F) Tenant shall not be responsible for payment of any of the following as a Common Area Operating Costs, whether or not otherwise included in the definition of "Common Area Operating Costs":

                  (i) Interest, loan fees, ground lease rental, and other carrying costs related to any mortgage or indebtedness secured by the Shopping Center;

                  (ii) Premiums or deductibles to the extent any other tenant in the Shopping Center causes Landlord's insurance premiums relating to the Premises to increase or obligates Landlord to purchase additional insurance, or any damage resulting from the negligent or willful acts or omissions or breach of any other tenant of the Shopping Center;

                  (iii) New buildings constructed on or within the Shopping Center;

                  (iv) Expenses that under generally accepted accounting principles are treated as capital expenditures to the extent they improve the Common Areas to beyond their original condition or utility (other than those capital expenditures reasonably required for maintenance, repair and replacement of exiting capital items which costs Landlord shall amortize over a period of years as reasonably determined by Landlord and which amortized amount may be included in Common Area Operating Costs;

                  (v) Leasing fees, commissions or other brokerage commissions of any kind, or advertising or promotional expenditures (including costs incurred in leasing to or procuring new tenants with allowances, concessions, or inducements provided by Landlord, such as the cost of leasehold improvements), attorney's fee, or other comparable expenses incurred in connection with attracting any prospective tenant to the Shopping Center or with respect to disputes or litigation with such tenants;

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                  (vi) Costs incurred due to a violation by Landlord or any
tenant (other than Tenant) of the Shopping Center of the terms of this Lease or any other lease or condition, covenant or restriction affecting the Shopping Center, or any laws, rules, regulations or ordinances applicable to the Shopping Center;

                  (vii) Costs of repairs, replacements or other work occasioned by fire, windstorm, earthquake, or other casualty, or the exercise by governmental authorities of the right of eminent domain;

                  (viii) Costs and expenses reimbursed by Tenant or any other third party; except for reimbursements of Common Area Operating Costs;

                  (ix) The cost of repair necessitated by the negligence, willful misconduct or breach of any written agreement by Landlord or Landlord's agents or any other tenant of the Shopping Center;

                  (x) Cost of repairs, replacements, alterations or improvements necessary to make the Shopping Center comply with applicable past, present of future laws, except to the extent compliance with such laws is required as the result of Tenant's particular use of the Premises or alterations or additions made or requested to be made by Tenant;

                  (xi) The cost incurred in performing work or furnishing services for individual tenants in the Shopping Center to the extent such work or services are in excess of the work and services required to be provided to Tenant under the Lease, and costs incurred for the benefit of particular tenants and not generally beneficial to the tenants of the Shopping Center;

                  (xii) Expenses for repair or replacement paid by proceeds of insurance, condemnation awards, warranties or guarantees, or reimbursed by tenants of the Shopping Center;

                  (xiii) Costs of salaries, wages and other employment benefits, except to the extent such costs are fairly allocable to the Shopping Center and not to other shopping centers or projects;

                  (xiv) Amounts that are payable or reimbursable by Landlord to Tenant with respect to Landlord's Contribution provided by Landlord to Tenant in connection with Tenant's construction of leasehold improvements at the Premises; and

                  (xv) Duplication of charges under the Lease.

RIDER #30 - amending Section 3.5 D

      Tenant may audit Landlord's Common Area Operating Costs for such year in order to verify the accuracy thereof, provided that: (a) Tenant specifically designates the year Tenant



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
intends to audit, which shall be a year during the Lease Term that is also within [***] years of the date of the audit; (b) such audit is conducted only during regular business hours at the office where Landlord maintains expense records of Landlord's Common Area Operating Costs; (c) Tenant gives Landlord [***] days prior written notice of Tenant's request to audit and Tenant shall deliver to Landlord a copy of the results of such audit within [***] days of its receipt by Tenant; (d) such audit must be conducted by Tenant's employees or an independent nationally recognized accounting firm that is not being compensated on a contingency fee basis; (e) no audit shall be conducted if Tenant has previously conducted an audit for the same time period; (f) such audit shall be at Tenant's sole cost and expense; and (g) any financial or other information provided by Landlord or obtained by Tenant as a result of such audit shall only be pursuant to duly executed confidentiality agreements between Landlord, Tenant and Tenant's agents and employees to whom disclosure is made. Tenant acknowledges that the Landlord considers its financial and other operating information to be confidential and will not disclose such information to any third party without Landlord's prior written consent except to prospective buyers or lenders, Tenant's accountants and attorneys, or in the case of compliance with a subpoena or other legal process provided Tenant gives Landlord at least ten (10) days prior written notice of Tenant's receipt of such subpoena or legal process and Tenant's intent to disclose pursuant thereto. If the audit discloses that Tenant has underpaid, Tenant shall promptly reimburse Landlord of any amount owed. If the audit accurately discloses that Tenant has overpaid, Landlord shall promptly refund such excess.

RIDER #31 - amending Section 3.6

      (A) Page 3-9, line 22, prior to "demand" insert "written".

      (B) Page 3-9, line 27, after "thereto" insert "excluding manifest error, which Tenant shall have the continuing right to have corrected".

RIDER #32 - amending Section 3.8

      (A) Page 3-9, line 38, delete "its due date" and substitute "written notice of such failure".

      (B) Page 3-9, line 42, delete "[***]" and substitute "[***]".

RIDER #33 - amending Section 4.1B

      (A) Page 4-1, line 27, after "create" insert "material, adverse interference with the access to and/or visibility of the Premises or Tenant's business operation on the Premises, or create".

      (B) Page 4-1, line 28, prior to "access" insert "pedestrian".

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
      (C) Page 4- 1, line 32, after "mall" insert "and not immediately fronting the lease line of the Premises".

      (D) Landlord agrees that except for existing kiosks or replacements thereof, Landlord shall not install or operate or permit any other person to install or operate any kiosks or carts closer than [***] feet parallel to the front of Tenant's mall entrance.

      (E) Landlord shall (i) provide clear access to Tenant's storefront from the Common Area, and (ii) use reasonable efforts to restrict the theatre queue such that it will not materially and adversely impair access to and visibility of the Premises from the Common Area.

      (F) Landlord shall maintain such parking as shall be required to be maintained pursuant to its agreements with the Department Stores, as the same may from time to time be modified or amended; it being understood that Tenant shall, without the necessity of any further consents, be bound by such changes in parking requirements as shall be consented or agreed to by the Department Stores or their successors. Tenant's sole and only remedy in the event of a breach of this covenant will be to cancel and terminate this Lease.

RIDER #34 - amending Section 4.1C

      In no event shall the employees of the Premises be required to pay for parking at the Shopping Center while they are working.

RIDER #35 - amending Section 5.1

      (A) Page 5-1, line 2, after "roofs" insert "(including membrane)".

      (B) Page 5-1, line 25, after "completed" insert "following notice to Tenant (except in cases of emergency)".

      (C) Page 5-1, line 25, after "performance of" insert ", or failure to perform,".

      (D) Page 5-1, line 27, after "Premises" insert "as reasonably determined by Tenant".

      (E) Landlord shall perform all repairs to the heating, ventilation and air conditioning equipment and systems (including ducts) in the Shopping Center, except those that exclusively serve any tenant's premises.

      (F) Landlord shall, at Landlord's sole cost and expense, repair any damage or defect in the Premises of the Shopping Center caused by the acts or omissions of Landlord and its agents and contractors.

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
RIDER #36 - amending Section 6.1A

      Page 6-1, line 9, after "manner" insert "using Tenant's commercially reasonable efforts".

RIDER #37 - amending Section 6.1B

      (A) Page 6-1, line 12, delete "To" and substitute "Except as otherwise provided, to".

      (B) Tenant shall have the right to remain open until 1:00 AM or later if at least one (1) other Tenant is open; provided that entry and exit by customers after the mall is closed is through the food court entrance which shall remain open while Tenant is open for business, and Tenant pays for any additional security staff or devices reasonably required by mall management as a result of Tenant's remaining open later than standard mall hours. In the event other tenants are open after mall hours and the additional security for Tenant's late hours is shared by Tenant and such other tenants, the cost of such additional security shall be evenly divided among such tenants during the additional hours Tenant and such other tenant(s) are simultaneously open. Tenant shall not be responsible to pay any additional costs so long as Tenant is not open for operation after the theatre closes.

      (C) In no event shall Tenant be required to open prior to 10:00 AM on any day.

      (D) The parties agree that until such time as Nordstrom opens for business at the Shopping Center, Tenant shall pay, as Opening Rent, on a monthly basis, in lieu of Fixed Rent and Percentage Rent only, [***] percent of Gross Sales made at the Premises, to be paid in accordance with the provisions of Article 3 relating to payment of Percentage Rent. In addition, Tenant shall be obligated to pay all Additional Rent and charges due under the Lease. At such time as Nordstrom opens for business at the Shopping Center, the current Fixed Rent and Percentage Rent, set forth in Article 1 of the Lease shall be reinstated and paid in accordance with Article 3 of this Lease. Notwithstanding the foregoing, Gross Sales transacted at the Premises during the period which Tenant is paying Opening Rent shall not be included in the calculation at Percentage Rent for the applicable Lease Year.

RIDER #38 - amending Section 6.1D

      Tenant shall not be required to maintain plumbing, electrical or other systems that are not located within the Premises or that otherwise do not exclusively serve the Premises, and Tenant shall have no obligation to maintain, repair or replace exterior or structural parts of the Premises, or plumbing, HVAC, elevators, or electrical or mechanical systems (except those exclusively serving the Premises).

RIDER #39 - amending Section 6.1E

      (A) Page 6-2, lines 18-19, delete "the manner of".

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
      (B) Page 6-2, line 19, after "Tenant's" insert "particular".

      (C) Page 6-2, line 19, delete "or occupancy".

      (D) Page 6-2, line 20, after "Requirement" insert "to the extent triggered by Tenant's particular use of the Premises".

      (E) Page 6-2, line 24, prior to "use" insert "particular".

RIDER #40 - amending Section 6.1F

      (A) Page 6-2, line 26, after "Premises" insert "performed by or on behalf of Tenant and not by Landlord".

      (B) Page 6-2, line 32, prior to "acceptable" insert "reasonably".

RIDER #41 - amending Section 6.1G

      (A) Page 6-3, line 5, delete "Managing Agent" and substitute "managing agent, if any,".

      (B) Landlord hereby agrees to defend and save Tenant harmless and indemnified from all injuries, losses, claims and damages (including reasonable attorneys' fees and disbursements) to any Person or property, arising from, related to, or in any way connected with Landlord's use or occupancy of the Common Areas, unless such injury, loss, claim or damage be attributable to the negligence of Tenant or its agents, servants or employees.

RIDER #42 - amending Section 6.1H

      Page 6-3, line 20, delete "[***]" and substitute [***]".

RIDER #43 - deleting Section 6.1I

      Section 6.1I is hereby deemed deleted in its entirety.

RIDER #44 - amending Section 6.1J

      Page 6-4, line 15, delete "[***]" and substitute "[***]".

RIDER #45 - amending Section 6.1L

      (A) Page 6-5, line 4, delete "[***] percent" and substitute "the lesser of
(i) [***] percent and (ii) by the [***]. For purposes of this Rider, the "Consumer Price Index" shall mean the Consumer Price Index for U.S. City Average for All Items For All Urban Consumers, 1982-

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
84 equals 100 (CPI-U), as published by the United States Department of Labor (or if not published, the most clearly comparable index)."

      (B) Page 6-5, line 6, delete "[***] percent" and substitute "in the manner set forth above".

RIDER #46 - deleting Section 6.1L(4)

      Section 6.1L(4) is hereby deemed deleted in its entirety.

RIDER-#47 - deleting Section 6.1M

      Section 6.1M is hereby deemed deleted in its entirety.

RIDER-#48 - deleting Section 6.1O

      Section 6.1O is hereby deemed deleted in its entirety.

RIDER #49 - deleting Section 6.1P

      Page 6-7, line 43, after "Approvals" insert "(except those that Landlord's required to obtain)".

RIDER #50 - amending Section 6.1R

      Page 6-8, line 6, delete "To" and insert "Following receipt by Tenant of written notice, to".

RIDER #51 - amending Section 6.1S

      (A) Page 6-8, line 11, delete "To" and substitute "Subject to Section 9.18 below,".

      (B) Page 6-8, line 11, delete "[***]" and substitute "[***]".

      (C) Page 6-8, line 11, after "same" insert "not more than [***] times during the Term".

      (D) Subparagraph (4) is hereby deemed deleted in its entirety.

      (E) Page 6-8, line 36, delete "[***]" and substitute "[***]".

RIDER #52 - amending Section 6.2A

      (A) Page 6-8, line 7, prior to "officer" insert "then-current".

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
      (B) Page 6-8, line 10, delete "ten (10)" and substitute "eight (8)".

      (C) The Retail Restriction Limit shall not apply to any existing or future stores of Tenant, or any Affiliate of Tenant, operating under a different trade name and having a different merchandise mix.

      (D) The Retail Restriction Limit shall not apply to Tenant's remote site promotional activities.

RIDER #53 - amending Section 6.2B

      Page 6-9, line 22, prior to "beverages" insert "alcoholic".

RIDER #54 - amending Section 6.2C

      Landlord acknowledges that race car simulator noise and track announcer heard outside the Premises shall not be deemed objectionable.

RIDER #55 - amending Section 6.2D

      Page 6-10, line 12, delete "[***]" and substitute "[***]".

RIDER #56 - amending Section 6.2E

      Page 6-10, line 38, after "employees" insert "and except for those allowed by the Permitted Use".

RIDER #57 - amending Section 6.2F

      (A) Notwithstanding anything in Section 6.2F to the contrary, provided such does not involve a change of control, any issuance or transfers of private stock that are exempt under Securities and Exchange Commission regulations.

      (B) Nothing contained in this Lease shall be deemed to prohibit Tenant from encumbering its trade fixtures and the equipment with security agreements, but no security interest shall be permitted as to any alterations, installations or improvements which by the terms of this Lease become part of the Premises.

      (C) Tenant shall have the right to issue or transfer Tenant's Stock without Landlord's Consent.

      (D) In the event of assignment or other transfer by Tenant of its interest in this Lease (whether by merger, consolidation, agency, franchise, or otherwise) and the assignee or transferee (i) has a net worth equal to or greater than the net worth of Tenant on the Commencement Date of this Lease or at the time of such assignment (whichever is greater) and

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
(ii) assumes all obligations imposed by this Lease, then as of the effective date of the assignment, Tenant, Tenant shall be released from all obligations imposed by this Lease. The form and substance of legal documents shall be reasonably satisfactory to Landlord.

RIDER #58 - amending Section 6.2F(2)

      Section 6.2F(2) is hereby deleted and the following is substituted in lieu thereof:

      "After completion of Tenant's Work and the opening of the Premises for business, Tenant, without Landlord's consent, may assign this Lease or sublease the entire Premises to a parent, Affiliate or wholly owned subsidiary of Tenant (or the Guarantor, if any) or to any entity with which or into which Tenant (or the Guarantor, if any) may consolidate or merge or to whom all of the assets and business of the chain of Tenant is sold as a going concern, and who shall assume for Landlord's benefit the performance of all of the terms, conditions and covenants of this Lease; provided, however, that the merged or consolidated entity or transferee of assets shall have a net worth at least equal to the net worth of Tenant at the time of such consolidation, merger or transfer or at the time of the Commencement Date of this Lease, whichever shall be greater; and further provided that the assignee or sublessee shall use the Premises under the Trade Name and only for the purpose stated in the "Permitted Use" clause."

RIDER #59 - amending Section 6.2F(3)

      (A) Page 6-11, line 44, delete "and stockholders".

      (B) Page 6-11, line 49 through line 1 on page 6-12, delete
"responsibility" and substitute "status".

      (C) Page 6-12, line 9, delete "[***]" and substitute "[***]".

      (D) Page 6-12, line 19, after "withheld" insert "or delayed".

      (E) In the event Landlord exercises its right to terminate this Lease pursuant to Section 6.2 F (3), Landlord shall pay to Tenant the unamortized value, less the amount of Landlord's Contribution, and any liens or encumbrances, of Tenant's leasehold improvements (excluding removable personal property and fixtures). Tenant shall, not later than ninety (90) days following its opening for business in the Premises, deliver an affidavit of an officer of Tenant and a certificate of Tenant's architect, accompanied by bills, receipts, invoices, canceled checks and the like, specifying the cost of Tenant's Work which shall thereupon be the basis for the amount to be paid by Landlord pursuant to this provision. Failure to timely deliver such affidavit and certificate shall constitute a waiver of Tenant's right to such payment. As of the termination date, Tenant shall have no further liability for items arising or accruing after such date.

      (F) Page 6-12, lines 34-35, delete "and its officers, directors and stockholders".

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
      (G) Page 6-12, line 37, after "nature" insert ", if different from Tenant's business at the Premises,".

      (H) Subparagraph 6.2F(3)(c)(v) is hereby deemed deleted.

RIDER #60 - amending Section 6.2F(4)

      (A) Page 6-13, line 19, after "transaction" insert "less out-of-pocket leasing commissions, tenant improvement costs, advertising costs and other related expenses paid to third parties".

      (B) If an assignment or sublease occurs in connection with the sale of Tenant's business and a portion of the sales price is allocated to the goodwill of the business, the payment of said excess rent or other consideration to Landlord as Additional Rent hereunder shall exclude the valuation of goodwill.

      (C) Page 6-13, line 13, after "Percentage Rent" insert "as averaged for the prior [***] Lease Years".

RIDER #61 - amending Section 6.2F(5)

      Page 6-13, line 25, delete "[***]" and substitute "[***]".

RIDER #62 - amending Section 6.2F(7)

      (A) Page 6-13, line 32, delete "[***]" and substitute "[***]".

      (B) Page 6-13, line 34, delete "[***]" and substitute "[***]".

RIDER #63 - amending Section 6.2G

      (A) Page 6-13, line 37, delete "Not" and substitute "Except as otherwise provided herein, not".

      (B) Page 6-13, line 43, after "competitive" insert "with fair market value prevailing".

      (C) Page 6-14, line 3, after "determine" insert "not to exceed prevailing fair market rates".

RIDER #64 - amending Section 6.2H

      Tenant shall be permitted to use professionally prepared signs consistent with signs displayed in Tenant's other locations operating under the Trade Name.

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
RIDER #65 - amending Section 6.2I

      Page 6-14, lines 23-27, delete "If Tenant ... load desired."

RIDER #66 - amending Section 7.1B

      If the Premises are damaged and the reasonably estimated time to repair the damage will exceed [***] days, then Tenant shall have the right to terminate this Lease by delivering written notice to Landlord within [***] days after the estimated time for rebuilding is determined.

RIDER #67 - amending Section 8.1

      (A) Page 8-1, line 3, delete "become insolvent or".

      (B) Page 8-1, line 6, delete "or insolvency".

RIDER #68 - amending Section 8.2

      (A) Page 8-1, lines 38 and 40, delete "[***]" and substitute "[***]".

      (B) Page 8-2, line 1, delete "[***]" and substitute "[***]".

      (C) Page 8-2, line 3, after "Premises" insert "for a period in excess of [***] days".

      (D)   Page 8-2, lines 4-6, delete "or if Tenant ... of Tenant)".

      (E) Page 8-2, line 17, delete "[***]" and substitute "[***]".

RIDER #69 - amending Section 8.3

      (A) Page 8-2, line 33, delete "dispossess" and substitute "dispossession".

      (B) Landlord shall use reasonable efforts to relet the Premises, it being understood that such efforts shall consist of the same efforts as Landlord makes with respect to other vacant space in the Shopping Center and that Landlord shall not be required to prefer the reletting of the Premises over any other vacant or empty space in the Shopping Center or to accept a tenant for any use or purpose other than a use or purpose acceptable to Landlord.

      (C) Page 8-3, line 11, delete "[***]" and substitute "[***] percent of".

      (D) The last sentence of this Section 8.3A is hereby deemed deleted.

      (E) Anything in Section 8.3 A to the contrary notwithstanding, it is agreed that where reference is made in said Section to sums becoming due and payable to Landlord for Fixed Rent and Additional Rent for the entire unexpired balance of the Term, or anything therein referring to

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
payment of Fixed Rent and Additional Rent by Tenant to Landlord in a lump sum shall mean that such payments will be made monthly, with no acceleration, over the balance of the Term or, alternatively, that Landlord shall have the right to sue at the end of the Term for amounts accruing to Landlord to the date thereof.

RIDER #70 - deleting Section 8.8

      Section 8.8 is hereby deemed deleted in its entirety.

RIDER #71 - amending Section 9.1

      (A) Page 9-1, line 7, delete "mailed" and substitute "received or refused".

      (B) Landlord agrees to use reasonable efforts to give copies of default notices to Tenant's attorneys; however, the failure to give such a notice shall not affect the validity of any notice otherwise properly given. Tenant's attorneys are:

                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                             555 SOUTH FLOWER STREET
                                   23RD FLOOR
                       LOS ANGELES, CALIFORNIA 90071-2371
                       ATTENTION: RICK S. KIRKBRIDE, ESQ.

RIDER #72 - amending Section 9.7

      (A) Page 9-3, line 5, delete "[***]" and substitute "[***]".

      (B) Page 9-3, line 30, after "time" insert "upon reasonable notice to Tenant".

RIDER #73 - amending Section 9.8A

      Page 9-3, line 34, prior to "instruments" insert "reasonable".

RIDER #74 - amending Section 9.8B

      (A) Page 9-4, line 8, delete "If so requested by Tenant,".

      (B) Page 9-3, line 20, after the word "foregoing" add the following:

      "(any one or more of the foregoing individually or collectively called an "Encumbrance") provided however that with respect to Encumbrances recorded after the date hereof, this Lease shall not be subordinate to such Encumbrance unless and until Landlord obtains, at Tenant's cost and expense, from the holder of the Encumbrance placed against the Premises, a non-disturbance agreement in recordable form which is reasonably acceptable to Tenant and provides that in the

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
event of any foreclosure, sale under a power of sale, ground or master lease termination or transfer in lieu of any of the foregoing or the exercise of any other remedy pursuant to any such Encumbrance (a) Tenant's use, possession and enjoyment of the Premises shall not be disturbed and this Lease shall continue in full force and effect so long as Tenant is not in default hereunder beyond any applicable cure period, and (b) this Lease shall automatically become a direct lease between any successor to Landlord's interest, as Landlord, and Tenant as if such successor were the Landlord originally named hereunder."

      (B) Page 9-3, line 23, delete ", if requested,".

      (C) Page 9-3, lines 24-25, delete "At the option ... thereunder,".

      (D) Page 9-3, line 37, after the word "hereunder" add the following:
"Notwithstanding the foregoing, Tenant's obligation to execute the documents as provided in this Subsection shall be subject to the express limitation that (i) such documents shall be strictly limited to the matters which are subject of this Subsection, and (ii) no such document may materially increase any of Tenant's obligations hereunder or materially decrease any of Tenant's rights under this Lease."

RIDER #75 - deleting Section 9.10

      Section 9.10 is hereby deleted in its entirety.

RIDER #76 - amending Section 9.16B

      Page 9-9, line 4, after "Center)" insert "and proceeds thereof".

RIDER #77 - deleting Section 9.16C

      Section 9.16C is hereby deemed deleted in its entirety.

RIDER #78 - deleting Section 9.17

      Section 9.17 is hereby deemed deleted in its entirety.

RIDER #79 - adding Section 9.18 - Confidentiality

      In handling any confidential information Landlord shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Lease, except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Landlord in connection with their present or prospective business relations with Landlord, (ii) to prospective transferees or purchasers of any interest in the Lease, provided that they have entered into a comparable confidentiality agreement in favor of Tenant and have delivered a copy to Tenant (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Landlord and (v) as Landlord may deem appropriate in connection with the exercise of any remedies hereunder. Confidential information hereunder shall not include information that either (a) as in the public domain, or becomes part of the public domain, after



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
disclosure to Landlord through no fault of Landlord; or (b) is disclosed to Landlord by a third party, provided Landlord does not have knowledge that such third party is prohibited from disclosing such information.

RIDER #80 - Special Stipulations

      (A) Landlord's Covenants, Representations and Warranties.

      Landlord represents and warrants to Tenant, and covenants and agrees with Tenant, the following:

            (i) Landlord is a Delaware limited partnership, duly organized under the laws of Delaware, validly existing and in good standing under the laws of Georgia;

            (ii) Landlord has good and marketable fee simple title in and to a portion of the Center and a leasehold interest in a portion of the Center;

            (iii) Landlord, and the undersigned signatories executing this Lease on behalf of Landlord, are duly authorized and empowered to enter into this Lease with Tenant; and

            (iv) There are no restrictive covenants, zoning or other ordinances or any Laws prohibiting any of the permitted uses of the Premises set forth in this Lease by Tenant.

      (B) (i) Unless and until Tenant vacates the Premises in violation of this Lease, or Tenant no longer occupies the Premises for the Permitted Use, then Landlord will not lease space within the Shopping Center to (a) any tenant whose permitted use allows the operation of motion-based automobile driving simulators, or any tenant whose trade name contains the word "NASCAR" (hereinafter referred to as "Competing Business"). If (x) Landlord violates or suffers the violation of this paragraph, and (y) Tenant's Gross Sales for any [***] month period during the first [***] years such violation exists are at least [***] percent less than Tenant's Gross Sales for the prior [***] month period, then effective retroactive to the day such Competing Business opens for business, Tenant shall pay the lesser of (i) [***] and (ii) [***] percent of its [***], for so long as such Competing Business remains open in the Shopping Center. If a Competing Business is open for a period in excess of [***] consecutive months, Tenant shall have the right to terminate this Lease upon [***] days' written notice to Landlord. Notwithstanding the foregoing, the restriction hereinabove set forth in this paragraph shall be inapplicable to the following: any tenant or occupant open for business in the Shopping Center on the date of this Lease who by the terms of its Lease or operating agreement is not prohibited or restricted from operating a Competing Business from its premises; provided, however, to the extent the lease under which any of the foregoing tenants or occupants is not prohibited or restricted from operating a Competing Business would nevertheless require such tenant or occupant to obtain Landlord's consent for (or otherwise permit Landlord the opportunity to object
to) a change in use, an assignment or sublet or other change in the manner that such tenant or occupant (or its successor assign) does business that would
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
engaging in such Competing Business, Landlord agrees that it shall not grant such consent to (or object to, as appropriate) such change in use or assignment or sublet or other change (i.e., Landlord shall take such affirmative action that is favorable to Tenant under the circumstances); Game Works; any tenant occupying an outlot parcel in the Center, and any Department Store or Specialty Store in the Shopping Center. Additionally, Jillian's may have up to [***] motion based automobile driving simulators without being considered a Competing Business. Notwithstanding anything in this Lease to the contrary, Gross Sales transacted during the period which Tenant is paying Alternative Rent shall not be included in the calculation of Percentage Rent for the applicable Lease Year.

            (ii) In the event Tenant shall exercise its right to terminate this Lease, as provided above, Landlord shall pay, within [***] days following the date Tenant vacates and surrenders the Premises herein demised, the then unamortized cost of the permanent leasehold improvements (excluding, inter alia, trade fixtures and equipment, furnishings, decorations, inventory and other items of personal property) initially made by Tenant pursuant to Article 2 of this Lease, less the amount of Landlord's contribution, assuming a useful life equal to the length of the original Term of this Lease and amortization on a straight line basis.

      (C) In the event of any action or proceeding arising out of or pursuant to this Lease, the successful party shall be entitled to recover its reasonable attorney's fees and all other costs and expenses incurred in connection with the action or proceeding.

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                                       26

                                 MALL OF GEORGIA

                                   EXHIBIT "A"

                                     GRAPHIC

                                    EXHIBIT B

                                     GRAPHIC

                                    EXHIBIT C

                                    Utilities

1. The initial Environmental Charge shall be as follows:

      The initial amount of [***] per year, of which [***] per year is for the Electric Component [***] per year is for the Non-Electric Portion of the Chilled Air Component, [***] is for the Electric Portion of the Chilled Air Component, [***] per year is for the Facilities Fee, and [***] per year is for sanitary sewer and domestic water, all subject to adjustment as provided herein.

2. Utilities. As of the Commencement Date, all mains, conduits and other facilities necessary for supplying electric energy, domestic water, chilled air and sanitary sewer facilities to the Premises will have been installed by Landlord. Tenant shall pay to Landlord for the furnishing of such services, computed in the manner hereinafter provided, the Environmental Charge. The Environmental Charge shall be paid in equal monthly installments in advance, simultaneously with the payment of Fixed Rent. Tenant shall be solely responsible and shall pay separately for all charges for telephone and for any other utilities used or consumed in the Premises, except those utilities furnished by Landlord, the charge for which is included in the Environmental Charge.

3. Electric Energy and Water. Landlord will (subject to Paragraph 12 of this Exhibit) furnish electric energy for Tenant's lighting and power needs in the Premises and domestic water and sanitary sewer services, subject to the restrictions and limitations on Tenant set forth in this Lease. Tenant shall accept and use the electric energy and domestic water and sanitary sewer facilities furnished by Landlord to the Premises. Tenant, at its own expense, shall furnish and maintain all electric, lighting and power apparatus and plumbing apparatus needed in the Premises. Except as otherwise provided in paragraph 9 of this Exhibit C, Tenant shall not be charged for domestic water and sanitary sewer facilities by way of measuring the use or consumption thereof in the Premises on any meter or other mechanical device based upon amount of use, the cost of furnishing domestic water and sanitary facilities being covered by Tenant's payment as set forth in paragraph 1 above.

4. Facilities Fee. Tenant shall pay to Landlord a Facilities Fee in the amount set forth in Paragraph 1 of this Exhibit C. The Facilities Fee represents an amount agreed upon by Landlord and Tenant as an appropriate sum for the use by Tenant of the utility systems provided by Landlord in the Shopping Center.

5. Chilled Air. Landlord will (subject to paragraph 12 hereof) furnish chilled air to the Premises, subject to the restrictions and limitations on Tenant set forth in this Exhibit C. Tenant shall accept and use such chilled air to air condition and heat the Premises. Tenant, at its own expense, shall furnish a thermostat and mixing (VAV) box to be specified by Landlord to heat the chilled air provided by Landlord and shall provide the distribution system for chilled/heated air within the Premises. In the event Tenant's approved plans set forth a cooling requirement (as

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                                      C-1
reasonably determined by Landlord, in its sole discretion) which would exceed
1.15 CFM per square foot of Floor Space in the Premises, the initial Electric Portion of the Chilled Air Component set forth above shall be adjusted upward by Landlord, in its reasonable determination, to reflect such increased requirement. The expenses of furnishing chilled air to the Premises shall be paid by Tenant to Landlord as part of Tenant's payment of the Environmental Charge and shall be subject to increase as provided for in Paragraph 8.

6. Practices and Rules. The following practices and rules shall apply in connection with Landlord's obligation to furnish electric energy, chilled air, and domestic water and in connection with Tenant's use thereof:

      A. The Chilled Air Component is predicated upon normal consumption and use of chilled air by Tenant in air conditioning and heating the Premises during the hours specified in Section 6.1 of the Lease.

      B. Electric energy, chilled air and domestic water shall be made available to Tenant by Landlord on the days when the Shopping Center is open during the hours when the Premises are required to be open as specified in Section 6.1 of the Lease.

      C. Tenant shall not materially increase its cooling load beyond that installed in the Premises at the Commencement Date of the Lease or as shown on the plans and specifications thereof approved by Landlord.

      D. Tenant shall not use chilled air for any purpose other than for air conditioning and heating in the Premises, and Tenant shall not use electric energy for any purpose other than for lighting and power demands set forth in Tenant's plans approved by Landlord.

      E. Landlord shall have the right to inspect the Premises in order to test Tenant's use of chilled air and domestic water and in order to install and operate suitable devices for the purposes of determining Tenant's demands for temperatures. The time and frequency of such inspections shall be at Landlord's sole option, but said test shall be conducted in a manner so as to minimize interference with or disturbance of Tenant's operations at the Premises. In the event that inspection indicates that Tenant's chilled air usage deviates from or materially exceeds the conditions herein set forth, Landlord shall have the right (in addition to any other rights) to require Tenant to pay the cost of such excess usage and the costs of said inspection and to require Tenant to provide, at Tenant's expense, all remedial action or equipment required to conform Tenant's installations and operations to the conditions set forth in this Exhibit C. Any such charges payable by Tenant shall be deemed Additional Rent and shall be payable to Landlord within [***] days after demand.

7. Electric Component. The Environmental Charge as set forth in Paragraph 1 of this Exhibit includes and sets forth Landlord's initial estimate of the Electric Component thereof, which estimate shall be subject to adjustment as set forth below.

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                                      C-2

      A. Simultaneously with the submission of Tenant's plans and specifications for Tenant's Work at the Premises, Tenant shall submit to Landlord detailed electrical plans and specifications, including, without limitation, a list of all electrical fixtures, equipment and furnishings, the names, model numbers, electrical ratings and maximum inrush current of each electric consuming item to be located at the Premises. Provided that Tenant's electrical plans and specifications do not indicate that Tenant will consume substantially more electric energy than Landlord's estimated tenant average, the Electric Component of the Environmental Charge will be billed at the rate of [***] per square foot of Floor Space per annum from the Commencement Date through the December 31 next following the Commencement Date. Commencing on the January 1 next following the Commencement Date, the Electric Component will be adjusted and billed as set forth in paragraph B below.

      B. As part of Tenant's Work, Tenant shall purchase and install an electric check meter, as set forth in the Shopping Center Tenant Information Manual and Design Criteria. Such check meter shall measure both the kilowatts used in the Premises and the kilowatt hours used in the Premises, both of which measurements shall be used in computing electric service consumption and the annual Electric Component of Tenant's Environmental Charge (Electric power consumed by Tenant's heating system is included in the Electric Component). Promptly following the end of each calendar month throughout the Term, Landlord shall cause all electric check meters serving the Premises to be read. Promptly following the end of the calendar year in which the Commencement Date occurs, Landlord shall cause the actual Electric Component payable by Tenant from the Commencement Date to the following December 31 to be calculated. If the aggregate amount billed to Tenant as the Electric Component for said period shall be less than Tenant's actual Electric Component, Tenant shall pay the differential to Landlord within [***] days after receipt of Landlord's invoice therefor. If the aggregate amount billed to Tenant as the Electric Component for said period shall be more than Tenant's actual Electric Component, Landlord shall credit such amount to future Environmental Charge payments. In each successive calendar year thereafter, the monthly Electric Component billed to Tenant shall be one-twelfth (1/12) of the prior year's actual (annualized) Electric Component, and promptly following the end of each such year, Landlord shall cause the actual annual Electric Component payable by Tenant to be calculated. If Tenant's actual Electric Component shall be more than the aggregate of Tenant's monthly payments for the subject year, Tenant shall pay the differential to Landlord as aforesaid. So long as Landlord provides electricity to the Premises on a submetered basis, Tenant shall purchase electricity from Landlord or Landlord's designated agent at the same rates Tenant would be required to pay if Tenant were to purchase electric energy directly from the utility company furnishing electric energy to the Shopping Center, it being understood that the term "rate" shall include all fees, adjustments, tariffs and surcharges that Tenant would be required to pay to said utility company. Where more than one such check meter measures the service to Tenant, the service rendered through each submeter may be computed and billed separately in accordance with the above. In the event that such bills are not paid within [***] days after the same are rendered, Landlord may, in addition to any other remedy available to Landlord, without further notice, discontinue the service of electric current to the Premises without releasing Tenant from any liability under the Lease and without

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                                      C-3

Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of services.

      C. If there are imposed any taxes or if there is an increase in the amount of present taxes upon the sale or furnishing of electric energy to the Shopping Center or to the Premises, then the Electric Component (and the Electric Portion of the Chilled Air Component) shall be increased in the same proportion as the increase or assessment to Landlord. Such taxes shall be paid by Tenant to Landlord in the same manner as if such taxes were to be paid directly by Tenant. As used in this Article, the term "taxes" shall mean any and all taxes, ordinary or extraordinary, foreseen or unforeseen, levied, imposed or assessed in connection with the furnishing of electric energy to the Premises or to the Shopping Center.

      D. Tenant shall not make any material alteration or addition to the electric system of the Premises without the prior written approval of Landlord, which approval shall not be unreasonably withheld.

8. Chilled Air. The Environmental Charge as set forth in Paragraph 1 includes a component for the furnishing by Landlord to the Premises of chilled air for use by Tenant for air conditioning and heating purposes (the Chilled Air Component of the Environmental Charge). The Chilled Air Component is composed of a sum applicable to the purchase by Landlord of electric energy for the production of chilled air (the Electric Portion) and all other charges related to the production of chilled air (the Non-Electric Portion). The Electric Portion shall be increased for the same causes and in the same manner as the Electric Component of the Environmental Charge is increased as set forth in Paragraph 7. The Non-Electric Portion shall be increased as provided in Paragraph 17 hereof.

9. Water and Sewer.

      A. The Environmental Charge as set forth in Paragraph 1 included a component for the furnishing by Landlord to the Premises of domestic water and the right to use the sanitary sewer system of the Shopping Center (the Water and Sewer Component). If the rate charged by the public utility, Governmental Authority or other entity supplying water to the Shopping Center shall be increased, then the Water and Sewer Component shall be increased in the same proportion as the increase to Landlord. It is understood that as used in this paragraph, the term "rate" shall include any surcharges which Landlord is required to pay in connection with obtaining domestic water and/or sanitary sewer services for the Shopping Center.

      B. If Landlord shall so request, Tenant shall install a water meter to measure the amount of water consumed at the Premises. Landlord shall read the meter on a regular basis, and Tenant shall pay to Landlord, in lieu of the amount set forth in paragraph 1 hereof the amount, based on consumption, which Tenant would otherwise pay to the utility company providing water to the Shopping Center.

10. Disputes. Any dispute between Landlord and Tenant arising out of or relating to the amount of increase of the Environmental Charge which Tenant is required to pay pursuant to this Exhibit C shall be determined promptly by a reputable independent electrical engineer to be selected by Landlord and paid by Tenant. The determination of said engineer shall be binding and conclusive on Landlord and Tenant.

11. Effective Dates. All increases of the Environmental Charge as a result of any of the events described in this Exhibit shall be effective as of the date the event occurs which constitutes the basis for such increase and the provisions of this Exhibit shall be cumulative and each of said paragraphs shall operate independently of each other, so that each or all events, if they occur, shall be a separate, cumulative basis for any increase of the Environmental Charge. Landlord reserves the right to bill any increase pursuant to this Exhibit at such times as Landlord shall in its sole discretion determine and the failure to bill any increase pursuant to this Exhibit on the date the event which constitutes the basis for the increase occurs shall not be deemed a waiver of Landlord's right to so bill at a subsequent time, effective, in any event, as of the date the event which constitutes the basis for the increase occurs. Each time an increase in the Environmental Charge occurs pursuant to this Exhibit, Landlord shall notify Tenant of the amount of such increase and the new dollar amount. However, said increase shall be effective from the date the increase became operative. Any decrease in consumption by reason of removal of electric consuming equipment from the Premises shall, provided the equipment is removed, be measured from the date written notice of removal is served upon Landlord.

12. Discontinuance of Utilities. Landlord hereby reserves the right to discontinue furnishing electric energy, chilled air or domestic water to Tenant in the Premises at any time upon not less than [***] days' written notice to Tenant. If Landlord exercises such right of termination, the Lease shall continue in full force and effect and shall be unaffected thereby, except that from and after the effective date of such termination, Landlord shall not be obliged to furnish the discontinued utility to Tenant and the Environmental Charge payable under the Lease shall be reduced by the amount of the discontinued component included therein at the time of discontinuance. If Landlord so discontinues furnishing electric energy or water to Tenant, Tenant shall arrange to obtain same directly from the utility company furnishing the same to the Shopping Center. Electric energy may be furnished to Tenant by means of the then existing building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such utility company shall be installed and maintained by Tenant at its expense.

13. Reduction in Power Factor. If Tenant's use of electricity causes reduction in the "power factor" of its electric service below ninety (90%) percent lagging, Tenant will, at Tenant's expense, make the necessary corrections through the proper approved uses of capacitors or other approved devices.

14. Furnishing of Utilities. Any utility which Landlord is required or elects to provide or causes to be provided to the Premises may be furnished by an agent employed or by an independent contractor engaged by Landlord, and Tenant shall accept the same therefrom to the exclusion of all other suppliers. Landlord shall not be liable to any extent to Tenant in damages

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                                      C-5
or otherwise if any one or more of said utilities is interrupted, impaired or terminated because of failures, repairs, installations or improvements, nor shall any such interruption, impairment or termination in any way release Tenant from the performance of any of its obligations under the Lease.

15. Rates if Central Utility Plant is Declared to be a Public Utility. If Landlord's operation of the central utility plant furnishing any utility to the Premises and the other premises served thereby shall be determined to be a public utility service, and rates therefor should be fixed or approved by the public authority having jurisdiction, then such rates for such service shall supersede the provisions of this Exhibit with respect to the determination of the rates to be paid by Tenant for such services, and Tenant shall pay therefor at such rates.

16. Sales and Use Tax. Tenant shall pay all sales, use and other taxes imposed by any Governmental Authority upon the manufacture, sale, use, transmission, distribution or other process necessary or incidental to the furnishing of electric energy and chilled air, and domestic water to the Premises. If Landlord has paid said taxes, Tenant shall reimburse Landlord for the full amount thereof on demand.

17. Increases of Certain Charges. The Non-Electric Portion of the Chilled Air Component of the Environmental Charge shall be adjusted on the January 1 next following the first anniversary of the Commencement Date and on each January 1 thereafter, as provided in the next following sentences. The term "Consumer Price Index" means the Consumer Price Index for U.S. City Average for All Items For All Urban Consumers, 1982-84 equals 100 (CPI-U), as published by the Bureau of Labor Statistics of the United States Department of Labor or if not published then the index of prices most closely comparable. The term "Base Number" means the Consumer Price Index number applicable to the January 1 next following the Commencement Date. The term "Current Number applicable to a calendar year" means the latest Consumer Price Index number published for the month of January (or if no Consumer Price Index is published for January then for the next succeeding month) of each, respective calendar year occurring subsequent to the first anniversary of the Commencement Date. If the latest Current Number applicable to a calendar year exceeds the Base Number, then the new amount of the Non-Electric Portion effective January 1 of each calendar year shall be obtained by multiplying the original amount thereof at the time of execution and delivery of the Lease by a fraction, the numerator of which is the Current Number applicable to any calendar year and the denominator of which is the Base Number; provided, however, that in no event shall the Environmental Charge ever be less than the amount specified in Article 1 of the Lease.

18. Obligations Prior to Commencement Date. Tenant shall pay Environmental Charges for temporary water, chilled air and electricity from the date upon which the Premises are made available to Tenant for Tenant's Work until the Commencement Date, such payment to be at the amounts and rates set forth in Paragraph 1.

19. Communication Services. Landlord may install in the Premises and the Shopping Center such communications lines and systems as Landlord shall elect and, in connection therewith, Landlord may provide communication services (other than voice-grade telephone service) for Tenant's use in the Premises. To the extent that Tenant requires the type of communication services made available by Landlord, Tenant shall use the services offered by Landlord to the exclusion of any other provider. Tenant shall pay Landlord, as an additional component of the Environmental Charge, for the furnishing of such services, in an amount not to exceed what Tenant would pay were Tenant to obtain such services from another provider in the locale in which the Shopping Center is located.

20. All capitalized terms used herein unless otherwise defined shall have the same meaning as in the Lease.

                                    Exhibit D

                              Intentionally Deleted

                                    EXHIBIT E

                                 LANDLORD'S WORK

I.      Landlord's Work at Tenant's Premises:

        Landlord shall perform the following work in or at the Premises ("Landlord's Work"). The respective costs of those items of Landlord's Work which are to be reimbursed by Tenant are delineated in the rate schedule which constitutes Part II of this Exhibit E. Said costs shall be deemed Additional Rent under the Lease, shall be billed to Tenant upon completion of Landlord's Work, and shall be due and payable within thirty (30) days thereafter.

ITEMS

A.      Electrical Service       An empty conduit sized to service capacity for
                                 a 277/480 V, 3 phase, 4 wire, 60 cycle AC service capacity sized to accommodate a maximum load of 20 watts per square foot of Floor Space in the Premises shall be provided from the Landlord's electrical room to a point within the Premises. The location of such conduit shall be indicated on the Lease
                                 Outline Drawing. Landlord shall provide a service connection point in the electrical room.

B.      Telephone Room           An 1" empty conduit shall be provided for
                                 Tenants not adjacent to a service corridor.  A
                                 6" wide cable tray will be provided in the service corridor and the cable tray will terminate in the Landlord's telephone room.

C.      Sewer Service            One (1) 4 inch sanitary sewer connection shall
                                 be installed at one point below the Premises.
                                 The approximate location of such connection shall be indicated on the Lease Outline
                                 Drawing.

D.      Sanitary Vent            Furnish and install one (1) 2" common sanitary
                                 vent connection at one point within the
                                 Premises. Approximate location and size will be indicated on the Lease Outline Drawing.

E.      Water Service            A 3/4 inch domestic cold water service with
                                 ball valve shall be brought to one point within the Premises. The approximate location of such service shall be indicated on the Lease Outline Drawing.

F.      Sprinklers               A sprinkler system flange connection shall be
                                 installed within the Premises for extension by Tenant, in accordance with all applicable codes, references design standards and IRI.
                                 All branch sprinkler piping within the

                                 Premises shall be at Tenant's expense.

G. Toilet Exhaust A gravity toilet exhaust duct main shall be provided to each Premise. Approximate location of duct main will be indicated on Lease Outline Drawing.

H.      Floor                    Floor Slab.  Furnish and install a concrete
                                 floor slab designed to support a maximum live load of 75 pounds per square foot and a partition load of 20 pounds per square foot.
                                 Smooth troweled finish, no depression,
                                 recesses or cutting of slab will be permitted without the prior written approval of Landlord.

I.      Walls                    Demising Studs.  Furnish and install 6 inch
                                 demising metal studs from floor to the
                                 underside of the roof deck and/or structural members.

J.      Roof                     Roof Penetration.  All roof penetrations and
                                 flashing will be a Tenant expense and
                                 performed solely by Landlord's contractor.
                                 Landlord reserves the right to disallow any installation which may exceed the structural capabilities of the roof system or if, in Landlord's opinion, the appearance of such equipment will be detrimental to the appearance of the building.

K.      Tenant Plan Review       Landlord will review Tenant's plans to
                                 ascertain that the Tenant and his Architect are in compliance with the Tenant and Information Design Manuals and have designed improvements that uniquely identify the retail store and are a credit to the Tenant and the Mall.

L.      Construction Deposit     Deposit required before Tenant construction can
                                 commence to ensure the successful completion of build-out including punch list items, construction clean-up, and administration close-out.

M.      Intentionally Omitted

N.      Trash Removal            During construction, fixturing and
                                 merchandising of the Premises, Landlord will remove Tenant's trash and debris from the building site (not Tenant's Premises) at a cost based upon size of the Premises. Tenant shall deliver trash and debris to designated locations and deposit same in receptacles provided. If Tenant does not maintain the Premises in a clean and orderly condition or properly dispose of its trash and debris in the designated locations, Landlord may perform such work and charge Tenant Landlord's actual cost plus fifteen (15%) percent thereof for administration.

O.      Temporary Electric       Landlord shall provide limited temporary
        During Construction      Service electric service for Tenant's
                                 contractors. This is the only temporary
                                 electric service available to such contractors.
                                 Tenant shall have five (5) days from beginning work to connect to permanent power.

P.      Temporary Storefront     Landlord will furnish and install a painted
        Closure                  gypsum board and metal stud wall enclosure at
                                 those tenant storefronts' for those tenant spaces' that are not under construction or open at mall grand opening which tenant's contractor can move and use for future construction barricade.

II.     Landlord's Work - Reimbursed by Tenant

A.      Electrical Conduit Empty - 2".................. $    1,100.00 EA
B.      Telephone Hook/Conduit......................... $      100.00 EA
C.      Sanitary Sewer................................. $      500.00 EA
D.      Sanitary Vent.................................. $      600.00 EA
E.      Water.......................................... $      500.00 EA
F.      Sprinkler Shut-Down Fee........................ $      200.00 EA
G.      Toilet Exhaust................................. $      600.00 EA
H.      Floor
        1.    Pavers (material only)
              Floor.................................... $       15.00/SF
              Base..................................... $       15.00/LF
        2.    Carpet (material only)................... $        6.50/SF
        3.    Concrete Slab............................ $        2.50/SF

I.      Walls

        1.    Demising Studs (one-half wall) (No
              Drywall)
              6' metal stud, 16" O.C................... $       12.00/LF

J.      Roof Cuts/Penetrations/Flashing................ $ Actual Cost
                                                          plus 15% Admin
K.      Tenant Plan Reviews

        1.    Initial Review........................... $

        2.    Additional Review........................ $

L.      Construction Deposit (Required from Contractor) $
M.      Intentionally Omitted
N.      Trash Removal
        1.    Up to 1,000 SF........................... $      500.00 EA
        2.    1,001 SF to 3,000 SF..................... $    1,200.00 EA
        3.    3,001 SF or more......................... $    1,700.00 EA
O.      Temporary Electric............................. $        0.38/SF/MTH
P.      Temporary Storefront Closure................... $       40.00/LF

                                    EXHIBIT F

                              MODIFICATION OF LEASE

LANDLORD NAME AND ADDRESS:   MALL OF GEORGIA, L.L.C.,

                             a Delaware limited liability company
                             115 West Washington Street
                             Indianapolis, Indiana 46204

TENANT NAME AND ADDRESS:

DATE OF LEASE:

PREMISES:                    Store No.

SHOPPING CENTER:             Mall of Georgia
                             Gwinnett County, Georgia

DATE OF AGREEMENT:

                                  R E C I T A L

      Landlord and Tenant have agreed to amend the Lease in accordance with the terms of this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained it is hereby agreed as follows:

      1. The Commencement Date of the Lease shall be _________________ and the Expiration Date of the Term shall be _________________.

      2. Landlord and Tenant have agreed that the Size of the Premises is _____________ square feet.

      3. The adjusted Fixed Rent shall be as follows:

            $_______ per year from ______________ through ______________;

            $_______ per year from ______________ through ______________; and

            $_______ per year from ______________ through ______________.

      4. The adjusted Promotion Fund Charge shall be $_____________ per year initially or such other greater amount as shall be determined pursuant to
Section 6.1 L.

      5. The adjusted Grand Opening Contribution is $_______________________.

      6. All additional Rent charges calculated based on the Size of the Premises shall be adjusted according to the adjusted size of the Premises as of the Commencement Date.

      7. After execution and delivery of this Modification of Lease, Landlord shall bill Tenant for any monies owed retroactive to the Commencement Date of the Lease. Tenant shall pay such amount within ten (10) days after demand.

      8. Except as provided herein all of the terms, conditions and covenants of the lease shall remain the same and in full force and effect.

      9. Any capitalized terms used herein shall have the meaning ascribed to it in the Lease.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.

                                         Tenant:

                                         By:
                                               ---------------------------------
                                         Title:

                                         Landlord:
                                         MALL OF GEORGIA, L.L.C., a Delaware
                                         limited liability Company

                                         By: CPI-Georgia Corporation, a
                                         Delaware corporation, Managing Member

                                         By:
                                               ---------------------------------
                                               David Simon, Chief Executive
                                               Officer

                                      F-2